As filed with the Securities and Exchange Commission on August 18, 2011
Securities Act File No. 2-89264
Investment Company File No. 811-3955

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No. ____	[ ]

Post-Effective Amendment No. 40	[X]

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 41	[X]

NEW YORK DAILY TAX FREE INCOME FUND, INC.
(Exact Name of Registrant as Specified in Charter)
c/o Reich & Tang Asset Management, LLC
1411 Broadway, 28th Floor, New York, New York 10018
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 830-5200

Christine Manna
c/o Reich & Tang Asset Management, LLC
1411 Broadway, 28th Floor
New York, New York 10018
(Name and Address of Agent for Service)

Copy to:	MICHAEL R. ROSELLA, Esq.
Paul Hastings LLP
75 East 55th Street
New York, New York 10022
(212) 318-6800

Approximate Date of Proposed Public Offering:  As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective: (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on August 26, 2011 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

New York Daily Tax Free Income Fund, Inc.

Class A Shares – Ticker Symbol: NYDXX

Class B Shares – Ticker Symbol NYBXX

PROSPECTUS

August 26, 2011

A money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal. This Prospectus relates only to the Class A and Class B shares of the New York Daily Tax Free Income Fund, Inc. (the “Fund”).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

1411 BROADWAY,

28th FLOOR

NEW YORK, N.Y. 10018

(212) 830-5345

(800) 433-1918 (TOLL FREE)

Shareholder Information	12

Distribution Arrangements	23

Financial Highlights	26

Privacy Notice	PN-1

2

Summary of the Fund

:	Investment Objectives

The Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal.

:	Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class A Shares		Class B Shares
SHAREHOLDER FEES
(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases		None		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.30%		0.30%
Distribution and Service (12b-1) Fees		0.20%		0.00%
Other Expenses (includes Administration Fees listed below)		0.39%		0.39%
Administration Fees	0.21%		0.21%

Total Annual Fund Operating Expenses		0.89%		0.69%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A:	$91	$284	$493	$1,096
Class B:	$70	$221	$384	$859

3

:	Principal Investment Strategies

The Fund intends to achieve its investment objectives by investing principally in short-term, high quality, debt obligations of:

(i)	New York, and its political subdivisions;

(ii)	Puerto Rico, Guam and other United States Territories, and their political subdivisions; and

(iii)	other states.

These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Prospectus as Municipal Obligations.

The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 60 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share. The maturities of variable rate demand instruments held in the Fund will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The Fund intends to concentrate (i.e., invest 25% or more of the Fund’s net assets) in New York Municipal Obligations and Industrial Revenue Bonds, including Participation Certificates therein. Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations and are purchased from banks, insurance companies, or other financial institutions.

The Fund’s investment manager considers the following factors when buying and selling securities for the Fund’s portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. Yield management is where the investment manager considers the overall yield of the Fund and how an individual purchase would impact the yield of the Fund, against the backdrop of the Fund’s overall investment objective. Credit management is where the investment manager considers the overall credit quality of the Fund and how an individual purchase would impact the credit quality of the Fund, against the backdrop of the Fund’s overall investment objective.

:	Principal Risks

•	Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

•	The value of the Fund’s shares and the securities held by the Fund can each decline in value.

•	An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

•	The amount of income the Fund generates will vary with changes in prevailing interest rates.

•	The payment of interest and preservation of capital are dependent upon the continuing ability of issuers to meet payment obligations.

•

Because the Fund intends to concentrate in New York Municipal Obligations, including Participation Certificates, investors should also consider the greater risk of the Fund’s concentration versus the safety that comes with a less concentrated investment portfolio.

•

Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments entail. Adverse changes in economic and regulatory developments affecting the banking industry could affect the ability of the banks to meet their obligations. Such adverse economic changes may include substantial losses

4

on loans, increases in non-performing assets and charge-offs and declines in total deposits. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

•

An investment in the Fund should be made with an understanding of the risks that an investment in New York Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations. Unfavorable political or economic conditions within New York can affect the credit quality of issuers located in that state. Risk factors affecting the State of New York are described in “New York Risk Factors” in the Statement of Additional Information.

•

Because the Fund reserves the right to invest up to 20% of its net assets in taxable securities, investors should understand that some of the income generated by the Fund may be subject to taxation including the federal alternative minimum tax.

:	Risk/Return Bar Chart and Table

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s Class A shares’ performance from year to year. The table shows the Fund’s average annual total return for one, five and ten years and since inception periods for each Class of shares. While analyzing this information, please note that the Fund’s past performance is not an indicator of how the Fund will perform in the future. The current 7-day yield for each Class may be obtained by calling the Fund toll free at (800) 433-1918.

5

New York Daily Tax Free Income Fund, Inc. – Class A Shares

The year-to-date return for the Class A shares as of June 30, 2011 was 0.00%.

The highest quarterly return for the Class A shares was 0.73% for the quarter ended June 30, 2007; the lowest quarterly return for the Class A shares was 0.00% for the quarter ended June 30, 2011.

Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than the net return by investing in the Fund directly.

Average Annual Total Returns – For the periods ended December 31, 2010

	Class A	Class B
One Year	0.00%	0.00%
Five Years	1.38%	1.52%
Ten Years	1.16%	1.34%
Since Inception*	2.66%	1.84%

*	The inception date for the Class A shares was June 12, 1984, and for the Class B shares was October 10, 1996.

6

:	Management

Investment Manager: Reich & Tang Asset Management, LLC (the “Manager”) is the Fund’s investment manager.

:	Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (New York Daily Tax Free Income Fund, Inc., c/o Reich & Tang, 1411 Broadway – 28th Floor, New York, NY 10018), by bank wire, by electronic funds transfer or through a financial intermediary. The minimum initial and subsequent investment amounts are shown below.

Minimum Investments	Initial	Subsequent
Through a financial intermediary	$1,000	$100
Directly with the Fund	$5,000	$100

If you have established the option on your account, you may also redeem Fund shares by telephone (800-433-1918), by an automatic withdrawal plan or by writing checks on your account in an amount of $250 or more.

:	Tax Information

The Fund intends to distribute income that is exempt from regular federal and New York income taxes. It is possible that a portion of the Fund’s distributions may be subject to New York or federal income taxes or to the federal alternative minimum tax.

:	Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Objectives, Principal Investment Strategies and Related Risks

:	Investment Objectives

The Fund is a tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

:	Principal Investment Strategies

Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, and Participation Certifications therein, the Fund, under normal circumstances will invest at least 80% of its net assets, plus the amount of any borrowings for

7

investment purposes, in Municipal Obligations, the income from which is exempt from both federal and New York State and New York City personal income tax. This policy is fundamental and may not be changed without shareholder approval. By investing in liquid, short-term, high quality investments that have high quality support from banks, insurance companies and other financial institutions, the Fund’s investment management believes that it can protect the Fund against credit risks that may exist on long-term Municipal Obligations.

With respect to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations, whose interest income is subject to federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed income securities as more fully described in “Description of the Fund and Its Investments and Risks – Taxable Securities” in the Statement of Additional Information.

Included in the same 20% of net assets in taxable securities, the Fund may also purchase Municipal Obligations whose interest income may be subject to the federal alternative minimum tax.

The Fund may also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund’s interest in a Municipal Obligation that is held by another entity (i.e., banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund’s interest in the underlying municipal obligation is proportionate to the Fund’s participation interest. Ownership of the Participation Certificates generally causes the Fund to be treated as the owner of an interest in the underlying Municipal Obligations for federal income tax purposes.

The Fund may invest more than 25% of its assets in Participation Certificates in Industrial Revenue Bonds and other New York Municipal Obligations, provided, however, that such investments may not exceed 25% of the Fund’s total assets to the extent that (i) the interest and principal on such instruments are payable solely from the revenues or assets of a private project or private entity, and (ii) such instruments are not guaranteed by a state, state agency, or a political subdivision thereof.

To the extent suitable New York Municipal Obligations and Territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends derived from these investments will be designated by the Fund as derived from interest income that will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax, but will be subject to New York State and New York City personal income taxes.

The Fund will invest primarily in New York Municipal Obligations. As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund’s investment manager. These securities may cause the Fund to distribute income subject to federal and/or New York State and New York City personal income taxes. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer. With respect to 75% of its total assets, the Fund shall invest not more than 10%

8

of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

The Fund’s investments may also include “when-issued” Municipal Obligations and stand-by commitments.

The Fund’s investment manager considers the following factors when buying and selling securities for the Fund’s portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. Yield management is where the investment manager considers the overall yield of the Fund and how an individual purchase would impact the yield of the Fund, against the backdrop of the Fund’s overall investment objective. Credit management is where the investment manager considers the overall credit quality of the Fund and how an individual purchase would impact the credit quality of the Fund, against the backdrop of the Fund’s overall investment objective. The Fund may hold uninvested cash reserves pending investment and reserves the right to borrow up to 15% of the Fund’s total assets from banks for temporary purposes.

In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities that are denominated in United States dollars. Other requirements pertain to the maturity, liquidity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities that, individually, have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, and considered as a whole, will be 60 days or less. The maturities of variable rate demand instruments held in the Fund will be deemed to be the longer of the period required before the

Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The average life for all securities contained in the Fund, on a dollar-weighted basis, and considered as a whole, will be 120 days or less. The average life calculation differs from the average maturity calculation discussed above because the average maturity calculation allows the Fund to deem a security to have a shorter maturity date because of an interest rate readjustment. The average life calculation does not shorten the maturity date because of an interest rate readjustment, but instead is based on a security’s stated final maturity or, when relevant, the date of the next demand feature when the fund may receive payment of principal and interest (such as a put feature).

The Fund will not acquire any security other than a Weekly Liquid Asset if, immediately after the acquisition, the Fund would have invested less than 30% of its total assets in Weekly Liquid Assets. As defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), currently, Weekly Liquid Assets include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress that (A) are issued at a discount to the principal amount to be repaid at maturity; and (B) have a remaining maturity date of 60 days or less; or (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days (collectively, “Weekly Liquid Assets”). The Fund may maintain a higher percentage of its total assets in Weekly Liquid Assets if determined to be appropriate by the Fund’s Board of Directors.

9

The Fund will only invest in either securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or in unrated securities that have been determined by the Fund’s investment manager to be of comparable quality.

For a more detailed description of (i) the securities in which the Fund will invest, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

:	Risks

A significant change in interest rates or a default on the Fund’s investments could cause its share price (and the value of your investment) to change.

The Fund may be exposed to the credit risk of the banks, insurance companies or other financial institutions which provide the credit support on long-term Municipal Obligations in which the Fund invests. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

Because of the Fund’s concentration in investments in New York Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of New York and its political subdivisions. Economic difficulties and adverse determination of litigation involving state finances may have a material adverse effect upon the ability of the issuers to make payments of interest.

The primary purpose of investing in a portfolio of New York Municipal Obligations is the special tax treatment accorded New York resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund’s concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Because the Fund may concentrate in Participation Certificates, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see “Description of the Fund and Its Investments and Risks – Variable Rate Demand Instruments and Participation Certificates” in the Statement of Additional Information). These factors may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees that may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Adverse changes in economic and regulatory developments affecting the banking industry could affect the ability of the banks to meet their obligations. Such adverse economic changes may include substantial losses on loans, increases in

10

non-performing assets and charge-offs and declines in total deposits. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

:	Portfolio Holdings

In order to comply with amendments to Rule 2a-7 under the 1940 Act, information concerning the Fund’s portfolio holdings, as well as its weighted average maturity and weighed average life, will be posted on the Fund’s website at www.reichandtang.com/FundInformation/PortfolioHoldingsList/, five business days after the end of the month and remain posted for six months thereafter. The Fund may terminate or modify this policy at any time without further notice to shareholders, including making additional disclosure of each of the Fund’s portfolio holdings on the Fund’s website. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information.

Management, Organization and Capital Structure

The Fund’s investment adviser is Reich & Tang Asset Management, LLC (the “Manager”). The Manager’s principal business office is located at 1411 Broadway, 28th Floor, New York, NY 10018.

As of July 31, 2011, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $13.6 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of fourteen portfolios of registered investment companies, of which it acts as administrator for ten.

Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund’s portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to 0.30% per annum of the Fund’s average daily net assets for managing the Fund’s investment portfolio and performing related services. For the fiscal year ended April 30, 2011, following a voluntary fee waiver, the Fund paid the Manager a management fee equal to 0.26% per annum of the Fund’s average daily net assets. A discussion regarding the basis for the Board of Directors approving the continuance of the Investment Management Contract is available in the Fund’s annual report for the period ended April 30, 2011.

Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager

11

provides all management and administrative services reasonably necessary for the Fund’s operation, other than those services that the Manager provides to the Fund pursuant to the Investment Management Contract. The Manager also provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager pursuant to the Investment Management Contract and Administrative Services Contract. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to 0.21% per annum of the Fund’s average daily net assets. For the fiscal year ended April 30, 2011, following a voluntary fee waiver, the Fund paid the Manager a fee for administrative services equal to 0.01% per annum of the Fund’s average daily net assets.

In addition, Reich & Tang Distributors, Inc. (the “Distributor”) receives a servicing fee equal to

0.20% per annum of the average daily net assets of the Class A shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. For the fiscal year ended April 30, 2011, following a voluntary fee waiver, the Fund paid the Distributor a fee for shareholder servicing in the amount of 0.00% for the Class A shares.

The Manager and Distributor, at their discretion, may voluntarily waive all or a portion of their fees. Any portion of the total fees received by the Manager and its past profits may be used to provide shareholder services and for distribution of Fund shares.

Investment management fees and operating expenses, which are attributable to more than one Class of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.

Shareholder Information

The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. All transactions in Fund shares are processed through the Fund’s transfer agent or its principal underwriter, as appropriate, which accept orders for purchases and redemptions from Participating Organizations (see “Investments Through Participating Organizations – Purchase of Class A Shares” for a definition of Participating Organizations) and from investors directly.

:	Pricing of Fund Shares

The net asset value of the Fund’s shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays and Good Friday) and (ii) Columbus Day and Veterans’ Day (each, a “Holiday”). However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases or redemptions and will determine its net asset value. The net asset value is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share, although there can be no assurance that this will be achieved.

The Fund’s portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost

12

valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates or credit issues cause the market value of the Fund’s share price to be less than $0.997 or greater than $1.003, the Board of Directors will consider whether any action should be initiated to prevent the share price from going below $0.995 per share or above $1.005 per share. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price the Fund would receive if the instrument were sold.

Shares are issued as of the first determination of the Fund’s net asset value per share made after acceptance of the investor’s purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as “Federal Funds”). Fund shares begin accruing income on the day the shares are issued to an investor.

The Fund reserves the right to reject any purchase order of its shares. In addition, the Fund does not accept cash, and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier’s checks or similar instruments) and certain other forms of payment at its discretion. Certificates for Fund shares will not be issued to investors.

On any Fund Business Day before a Holiday, or on any Fund Business Day where the Securities Industry and Financial Markets Association (SIFMA) recommends that the securities markets close trading early, the Fund may close trading early. On such days, the cut-off times for purchase orders and redemption and exchange requests (as set forth below) may be shortened to accommodate the Fund’s early close. If the Fund closes trading early, the earlier cut-off times for such transactions will be made available that day on the Fund’s website at http://www.reichandtang.com, or by calling the Fund toll free at (800) 433-1918.

:	Purchase of Fund Shares

The Fund does not accept a purchase order from investors investing in the Fund directly (i.e., not through Participating Organizations) until an investor’s payment has been converted into Federal Funds and is received by the Fund’s transfer agent, or its principal underwriter, as appropriate. Orders from these direct investors that are accompanied by Federal Funds and received after 4:00 p.m., Eastern time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day.

Investors may, if they wish, invest in the Fund through a Participating Organization with which they have accounts. Generally, all other investors, and investors who have accounts with Participating Organizations but do not wish to invest in the Fund through them, may invest in the Fund directly as Class B shareholders. Class B shareholders generally do not receive the benefit of the servicing functions performed by a Participating Organization. Class B shares may also be offered to investors who purchase their shares through Participating Organizations who, because they may not be legally permitted to receive such as fiduciaries, do not receive compensation from the Distributor or the Manager.

The minimum initial investment in the Fund for both Classes of shares is (i) $1,000 for purchases through Participating Organizations – this may be satisfied by initial investments aggregating $1,000 by a Participating Organization on behalf of their customers whose initial investments are less than $1,000, (ii) $1,000 for securities brokers, financial

13

institutions and other industry professionals that are not Participating Organizations, and (iii) $5,000 for all other investors. Initial investments also may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100. The Fund may waive any minimum purchase requirements.

Each shareholder, except those purchasing through Participating Organizations, will receive a personalized monthly statement from the Fund listing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares, and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).

:	Investments Through Participating Organizations – Purchase of Class A Shares

Generally, investors purchasing shares through a Participating Organization become Class A shareholders and are referred to as Participant Investors. Participating Organizations are securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by a Participant Investor to purchase or redeem Fund shares, the Participating Organization, on behalf of the Participant Investor, transmits to the Fund’s transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

Participating Organizations may confirm to Participant Investors each purchase and redemption of Fund shares for their accounts. Also, Participating Organizations may send periodic account statements to the Participant Investors showing (i) the total number of Fund shares owned by each Participant Investor as of the statement closing date, (ii) purchases and redemptions of Fund shares by each Participant Investor during the period covered by the statement, and (iii) the income earned by Fund shares of each Participant Investor during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

Participating Organizations may charge Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than the yield that could be achieved by investing in the Fund directly. Participating Organizations may also set deadlines for receipt of orders from Participating Investors that are earlier than the order deadline of the Fund due to processing or other reasons. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

Qualified Participating Organizations may transmit an investor’s purchase or redemption order to the Fund’s transfer agent after 4:00 p.m., Eastern time on the day the order is received from the investor as long as the investor has placed his order with the Participating Organization before 4:00 p.m., Eastern time on that day. The investor will then receive the

14

net asset value of the Fund’s shares determined as of 4:00 p.m., Eastern time on the day he placed his order with the qualified Participating Organization. Participating Organizations are responsible for instituting procedures to ensure that purchase orders by their respective clients are processed expeditiously.

:	Initial Direct Purchases of Class B Shares

Investors who wish to invest in the Fund directly may obtain a current Prospectus and the Fund application necessary to open an account by telephoning the Fund at (212) 830-5345 or toll free at (800) 433-1918 during the hours of 8:30 a.m. to 5:30 p.m., Eastern time on any Fund Business Day.

MAIL AND PERSONAL DELIVERY

Investors may send or deliver a check made payable to “New York Daily Tax Free Income Fund, Inc.” along with a completed Fund application to:

New York Daily Tax Free Income Fund, Inc.

c/o Reich & Tang

1411 Broadway-28th Floor

New York, New York 10018

Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System will normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. In either case, the Funds are not available for redemption until the check has been cleared for payment by the investor bank.

BANK WIRE

To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor, prior to his or her initial purchase of shares, should first telephone the Fund at (212) 830-5345 or toll free at (800) 433-1918 during the hours of 8:30 a.m. to 5:30 p.m., Eastern time on any Fund Business Day to obtain a Fund application necessary to open a new account. The investor should complete and fax the Fund application along with any required documentation to the Fund at (212) 830-5476. The original Fund application and documentation should then be mailed to the address specified under “Mail and Personal Delivery.” The investor should then telephone the Fund at the above number to obtain a new account number and then instruct a member bank of the Federal Reserve System to wire the amount of the investment immediately to:

The Bank of New York Mellon

ABA # 021000018

Reich & Tang

DDA # 890040527

For New York Daily Tax Free Income Fund, Inc. Account of (Investor’s Name)

Fund Account #

An account will not be opened until the Fund has received the Fund application and required documentation in proper form and has accepted the purchase order for its shares.

There may be a charge by the investor’s bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a “bank wire” received prior to 4:00 p.m., Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

:	Electronic Funds Transfers (EFT), Pre-authorized Credit and Direct Deposit Privilege

You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest

15

payments or any other payments designated by you, including federal salary, social security, or certain veteran’s, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs please contact your broker or the Fund for the appropriate form. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Upon notification of death or legal incapacity your participation in the Privilege will automatically terminate. Further, the Fund may terminate your participation in the Privilege upon 30 days’ notice to you.

:	Subsequent Purchases of Shares

Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

New York Daily Tax Free Income Fund, Inc.

c/o Reich & Tang

P.O. Box 13232

Newark, New Jersey 07101-3232

There is a $100 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder’s account number. If your check is returned unpaid due to insufficient funds, your order will be cancelled and your account will be charged a $20 fee for each returned check.

Provided that the information on the application form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new Fund application at any time during the year the shareholder’s account is closed or during the following calendar year.

:	Redemption of Shares

A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Fund upon receipt by the Fund’s transfer agent of the redemption order (and any supporting documentation which the Fund’s transfer agent may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected, if the redemption proceeds are paid by wire (on the next Fund Business Day if being paid by check). However, redemption payments will not be paid out unless the check (including a certified or cashier’s check) used for investment has been cleared for payment by the investor’s bank, which can take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

A shareholder’s original Fund application permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original Fund application by transmitting a written direction to the Fund’s transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

When a signature guarantee is called for, the shareholder should have “Signature Guaranteed” stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund’s transfer agent’s standards and procedures.

16

WRITTEN REQUESTS

Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

New York Daily Tax Free Income Fund, Inc.

c/o Reich & Tang

1411 Broadway-28th Floor

New York, New York 10018

All written requests for redemption must be signed by the shareholder, in each case with signature guaranteed, unless otherwise indicated on the Fund application or in a subsequent written authorization.

Normally, the redemption proceeds are paid by check and mailed to the shareholder at the address of record.

CHECKS

By making the appropriate election on their Fund application, shareholders may request a supply of checks that may be used to effect redemptions from the Class of shares of the Fund in which they invest. The checks, which will be issued in the shareholder’s name, are drawn on a special account maintained by the Fund with the Fund’s agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund’s agent bank, it instructs the Fund’s transfer agent to redeem a sufficient number of full and fractional shares in the shareholder’s account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check until the check has cleared, which can take up to 15 days following the date of purchase.

There is no charge to the shareholder for checks provided by the Fund, although there may be fees charged for checks provided in connection with certain cash management programs offered through Participating Organizations. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future.

Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund’s agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder’s election, require only one signature. Checks in amounts exceeding the value of the shareholder’s account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. Shareholders will be charged a $16 fee for any stop payment requests, a $15 fee if the Fund is requested to deliver a supply of checks overnight and a $4 fee for each copy of a check requested. In addition, the Fund reserves the right to charge the shareholders account a fee of up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and/or a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund’s shareholders.

Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund’s normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. As soon as the Fund application is received in good order by the Fund’s transfer agent, the Fund will provide the shareholder with a supply of checks.

17

TELEPHONE

The Fund accepts telephone requests for redemptions from shareholders who elect this option on their Fund application. The proceeds of a telephone redemption may be sent to the shareholders at their address of record or to their bank account, both as set forth in the Fund application or in a subsequent written authorization. For telephone requests for wire redemptions of less than $10,000, the Fund charges a $15 fee. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus, such shareholders risk possible loss of principal and interest in the event a telephone redemption was not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification at the time of such redemption request. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.

A shareholder making a telephone redemption should call the Fund at (212) 830-5345 or toll free at (800) 433-1918 during the hours of 8:30 a.m. to 5:30 p.m., Eastern time on any Fund Business Day and state: (i) the name of the shareholder appearing on the Fund’s records, (ii) the shareholder’s account number with the Fund, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder’s designated bank account, and (v) the name and phone number of the person requesting the redemption. Usually, the proceeds are sent to the designated bank account on the same Fund Business Day the redemption is effected, if the redemption proceeds are being paid by wire (or to the address of record on the next Fund Business Day if paid by check). The Fund may modify or discontinue the telephone redemption option at any time and will notify shareholders accordingly.

GENERALLY

There is no redemption charge, although there may be a fee charged on certain wire redemption requests, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Unless other instructions are given in proper form to the Fund’s transfer agent, a check for the proceeds of a redemption will be sent to the shareholders’ address of record. If a shareholder elects to redeem all of his or her shares of the Fund, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption. A redemption of shares may result in taxable income to the shareholder.

The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund or (v) a situation where the Fund needs to rely on Rule 22e-3 under the 1940 Act in order to facilitate an orderly liquidation of the Fund.

The Fund and its agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not

18

limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

The Fund reserves the right to redeem the shares of any shareholder if the total value of all the remaining shares in the shareholder’s or its Participating Organization’s account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or, alternatively the Fund may impose a monthly service charge of $10 on such accounts which does not require prior written notice. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization. The Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. A shareholder or Participating Organization who receives such notice may avoid mandatory redemption by purchasing sufficient additional shares to increase its account value to the minimum amount during the notice period.

In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder’s account if the Fund and its agents are unable to verify the shareholder’s identity within a reasonable time after the shareholder’s account is opened. If the Fund closes a shareholder’s account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

:	Automatic Withdrawal Plan

Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly or quarterly basis. The monthly or quarterly withdrawal payments of the specified amount are made by the Fund on the date specified on the Automatic Withdrawal Authorization form. Whenever such day of the month is not a Fund Business Day, the payment date is the Fund Business Day preceding the day of the month specified on the Automatic Withdrawal Authorization form. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder’s investment.

The election to receive automatic withdrawal payments may be made at the time of the original application by completing an Automatic Withdrawal Authorization form. The election may also be made, changed or terminated at any later time by sending a signature guaranteed written request to the Fund’s transfer agent. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder. However, the Fund does not expect that there will be any realized capital gains.

:	Dividends and Distributions

The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount)

19

on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund’s fiscal year.

All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. The reinvestment of capital gains or any taxable dividends does not avoid a taxable event to the shareholders, even though such shareholder has not received a cash distribution to pay the resulting tax, if any. See “Tax Consequences.” If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.

Because Class A shares bear the service fee under the Fund’s 12b-1 Plan, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Fund’s 12b-1 Plan, will be determined in the same manner and paid in the same amounts.

:	Exchange Privilege

Shareholders of the Fund are entitled to exchange some or all of their Class of shares in the Fund for shares of the same Class of certain other investment companies that retain Reich & Tang Asset Management, LLC as investment manager and that participate in the exchange privilege program with the Fund. If only one Class of shares is available in a particular exchange fund, the shareholders of the Fund are entitled to exchange their shares for the shares available in that exchange fund. If a particular exchange fund has more than one available class of shares, neither of which are Class A or Class B shares, the shareholders of the Fund are entitled to exchange their shares for a comparable class of shares available in the exchange fund.

There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000. Moreover, shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Each Class of shares is exchanged at its respective net asset value.

The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Shares of the same Class may be exchanged only between investment company accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the investment company into which the exchange is to be made. An exchange will be a taxable event to an exchanging shareholder. See “Tax Consequences.”

20

Instructions for exchanges may be made by sending a written request to:

New York Daily Tax Free Income Fund, Inc.

c/o Reich & Tang

1411 Broadway-28th Floor

New York, New York 10018

or, for shareholders who have elected that option, by telephoning the Fund at (212) 830-5345 or toll free at (800) 433-1918 during the hours of 8:30 a.m. to 5:30 p.m., Eastern time on any Fund Business Day. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.

:	Frequent Trading

The Reich & Tang family of funds discourages short-term or excessive trading (“frequent trading”) of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund’s portfolio securities and the reflection of that change in the fund’s share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund’s portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

Nonetheless, as indicated under “Pricing of Fund Shares” and “Exchange Privilege,” the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund’s management or otherwise. The Fund’s procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

:	Householding of Fund Information

To reduce duplicative mail and Fund expenses, we currently mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you do not want us to consolidate your fund mailings and wish to receive individual copies of these documents,

21

please call us at 800-433-1918 (or contact your financial institution). We will begin sending you individual copies within thirty days after receiving your request.

:	Tax Consequences

FEDERAL INCOME TAXES

Dividends paid by the Fund that are reported by the Fund as exempt interest dividends and derived from Municipal Obligations and Participation Certificates, will be exempt from regular federal income tax whether received in cash or reinvested in additional shares, provided the Fund meets certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”), including the requirement in the Code that at the close of each quarter of its taxable year at least 50 percent of the value of the total assets of the Fund consists of Municipal Obligations, subject to certain exceptions, and certain other state and local obligations described in Code Section 103(a), but may be subject to federal alternative minimum tax. These dividends are referred to as exempt interest dividends. Income exempt from federal income tax, however, may be subject to state and local income tax.

Distributions paid from net investment income, if any (not exempt interest dividends), or of any realized short-term capital gains (from tax-exempt or taxable obligations) will be subject to tax as ordinary income, currently at a maximum federal rate of 35%. Both such dividends and distributions, if any, are taxable whether received in cash or reinvested in additional shares of the Fund.

For shareholders that are Social Security and Railroad Retirement recipients, interest on tax-exempt bonds, including exempt interest dividends paid by the Fund, is to be added to the shareholders’ adjusted gross income to determine the amount of Social Security benefits includible in their gross income.

Interest on certain private activity bonds will constitute an item of tax preference subject to the individual federal alternative minimum tax. Shareholders that are corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceed their alternative minimum taxable income (determined without this tax item). Recent legislation enacted in 2009 provides that interest on tax-exempt bonds issued in 2009 and 2010 is not included in the corporate adjustment based on current earnings. In certain cases, shareholders that are Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.

The sale, exchange or redemption of shares will generally be a taxable disposition of an asset that may result in a taxable gain or loss for the shareholder if the shareholder receives more or less than its adjusted tax basis for the shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

With respect to variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations.

The U.S. Supreme Court has held that there is no constitutional prohibition against the federal government’s taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from federal taxation of the interest earned on the Municipal Obligations.

22

Shareholders are urged to consult their tax advisors with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities. Investors should review the information regarding taxes in the Statement of Additional Information.

NEW YORK INCOME TAXES

Under current law, exempt-interest dividends correctly identified by the Fund as derived from obligations issued by or on behalf of the State of New York or any New York local governments, or their instrumentalities, authorities or districts will be exempt from the New York State and New York City personal income tax. This exclusion does not extend to New York corporate income tax. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico, Guam and the Virgin Islands, as well as other types of obligations that New York is prohibited from taxing under the Constitution, the laws of the United States of America or the laws of New York (“Territorial Municipal Obligations”), also should be exempt from the New York State and New York City personal income tax provided the Fund complies with New York law. Under current law, exempt interest dividends from Municipal Obligations other than New York Municipal Obligations or Territorial Municipal Obligations may be subject to New York State and New York City personal income tax, and exempt interest dividends from Municipal Obligations other than from Territorial Municipal Obligations may be subject to state and local income tax in other states.

Distribution of net investment company taxable income (including short term capital gains) and long term capital gains, if any, will generally be subject to New York State and New York City personal income taxes for shareholders who are subject to New York tax, generally including New York residents.

The U.S. Supreme Court has upheld the ability of the states to provide a state tax exemption for interest derived from in-state municipal bonds while subjecting interest derived from municipal bonds issued by other states and their political subdivisions to state tax. The Court’s decision affirms current market practice and should not impact the state and local income and franchise tax treatment of distributions from the Fund as described herein.

The foregoing is a general summary of the New York State and New York City tax consequences of investing in the Fund. Shareholders are urged to consult their tax advisors with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.

Distribution Arrangements

:	Rule 12b-1 Fees

Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays shareholder servicing fees in connection with the provision of servicing to the Class A shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund’s Board of Directors has adopted a Rule 12b-1 distribution and service plan (the “Plan”) and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares of the Fund only).

Under the Distribution Agreement, the Distributor serves as distributor of the Fund’s shares and for

23

nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor will solicit orders for the purchase of the Fund’s shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

Under the Shareholder Servicing Agreement, the Fund pays the Distributor a service fee of 0.20% per annum of the average daily net assets of the Class A shares (the “Shareholder Servicing Fee”). The fee is accrued daily and paid monthly. Pursuant to this Agreement, the Distributor provides personal shareholder services and maintains shareholder accounts. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Class A shares of the Fund. For the fiscal year ended April 30, 2011, following a voluntary fee waiver, the Fund paid the Distributor a Shareholder Servicing Fee equal to 0.00% per annum of the Class A shares average daily net assets. The Class B shareholders will generally not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.

The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Class A shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund’s Prospectus to existing shareholders of the Fund and preparing and printing Fund applications for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Class A shares of the Fund, (ii) to compensate certain Participating Organizations for providing assistance in distributing Class A shares of the Fund and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor or other persons in connection with the distribution of the Fund’s shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholding Servicing Fee (with respect to Class A shares) and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract, Administrative Services Contract or Shareholder Servicing Agreement in effect for that year.

The Distributor or an affiliate may, from time to time, at its expense and out of its own resources (a source of which may be the 12b-1 fees paid by the Fund under the Plan), make cash payments to some but not all Participating Organizations for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers' assets in the Fund. These payments may be referred to as “revenue sharing,” but do not change the price paid

24

by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to Participating Organizations that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services. The Distributor negotiates the level of payments described above to any particular Participating Organization with each firm, based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates. The amount of these payments may be significant and may create an incentive for the Participating Organization to sell shares of the Fund to you or to recommend one fund complex over another. Please speak with your Participating Organization to learn more about payments made to them by the Distributor or its affiliates. Additional information regarding these payments can be found in the Fund’s Statement of Additional Information. In addition, to the extent allowable under the Financial Industry Regulatory Authority (“FINRA”) rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for certain Participating Organizations and may provide non-cash compensation to certain Participating Organizations like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

25

Financial Highlights

These financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

: Class A Shares	Years Ended April 30,
	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.000	0.000	0.009	0.025	0.027
Net realized and unrealized gain (loss) on investments	—	0.000	0.000	0.000	—

Total from investment operations	0.000	0.000	0.009	0.025	0.027

Less distributions from:
Dividends from net investment income	(0.000)	(0.000)	(0.009)	(0.025)	(0.027)
Net realized gain on investments	(0.000)	(0.000)	—	—	—

Total distributions	(0.000)	(0.000)	(0.009)	(0.025)	(0.027)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	0.00%	0.01%	0.92%	2.50%	2.73%

RATIO/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$129,481	$154,024	$190,143	$273,458	$218,850
Ratio to average net assets:
Net investment income	0.00%	0.00%	0.96%	2.44%	2.69%
Expenses (net of fees waived) (a)	0.40%	0.54%	0.89%	0.86%	0.87%
Management and administration fees waived	0.24%	0.15%	—	—	—
Shareholder servicing fees waived	0.20%	0.18%	0.00%	—	—
Transfer agency fees waived	0.05%	0.03%	—	—	—
Expenses paid indirectly	0.00%	—	—	0.00%	0.00%

(a)	Includes expenses paid indirectly, if applicable.

26

Financial Highlights (continued)

: Class B Shares	Years Ended April 30,
	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.000	0.000	0.011	0.027	0.029
Net realized and unrealized gain (loss) on investments	—	0.000	0.000	0.000	—

Total from investment operations	0.000	0.000	0.011	0.027	0.029

Less distributions from:
Dividends from net investment income	(0.000)	(0.000)	(0.011)	(0.027)	(0.029)
Net realized gain on investments	(0.000)	(0.000)	—	—	—

Total distributions	(0.000)	(0.000)	(0.011)	(0.027)	(0.029)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	0.00%	0.03%	1.13%	2.71%	2.93%

RATIO/SUPPLEMENTAL DATE
Net assets, end of year (000’s)	$2,273	$6,857	$10,996	$15,849	$32,597
Ratio to average net assets:
Net investment income	0.00%	0.03%	1.24%	2.80%	2.90%
Expenses (net of fees waived) (a)	0.40%	0.52%	0.68%	0.65%	0.68%
Management and administration fees waived	0.24%	0.15%	—	—	—
Transfer agency fees waived	0.05%	0.04%	—	—	—
Expenses paid indirectly	0.00%	—	—	0.00%	0.00%

(a)	Includes expenses paid indirectly, if applicable.

27

Protecting Your Privacy at Reich & Tang

This policy applies to Reich & Tang Asset Management, LLC (“RTAM”), its subsidiaries Reich & Tang Distributors, Inc.(“RTD”) and Reich & Tang Services, Inc. (“RTS”), RTS affiliate Reich & Tang Deposit Solutions, LLC (“RTDS”) and RTDS subsidiaries Stable Custody Group LLC, and Stable Custody Group II, LLC (collectively “Reich & Tang”), along with all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.

:	Who is Covered by Our Privacy Policy

This Privacy Policy applies to all current and former Reich & Tang customers. New customers receive our Privacy Policy when an account is opened and annually thereafter. You will be notified of any major change to the Privacy Policy.

:	Protecting Customer Information

Keeping your personal information secure is important to us at Reich & Tang. This Privacy Policy explains how we protect your privacy, when we collect and use information about you in order to administer your account, and the measures we take to safeguard that information. All personal information provided by our customers is used exclusively to administer our business and related services in a manner consistent with all applicable laws and regulations. It is kept confidential and not sold to third parties for use in marketing or solicitation. We maintain your personal information according to strict confidentiality and security standards.

:	Types of Information We Collect from Our Customers

•	Information from applications, incoming phone calls, online registrations or other forms (such as your name, address, e-mail address, social security number, tax identification number and income).

•	Information about your account, account transactions (e.g., account number, history, use of online products and services) and other transactions with Reich & Tang.

•	Information obtained in connection with our efforts to protect against fraudulent or unauthorized use of your account(s).

•

If you visit our website, we use software to collect anonymous data to better understand website usage and to improve our website. The information is stored in log files and is used for aggregated and statistical reporting. This log information is not linked to personally identifiable information gathered elsewhere on the site. Please refer to the Disclosure section found on our website at www.reichandtang.com for more information.

:	Use of Information

When we collect personal information from you, we will reference this policy or otherwise explain to you how we intend to use the information. We limit the collection and use of personal information to what is necessary to administer our business. We may disclose personal information as required by law, and where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to process and service your account(s), to protect against fraud, to protect the security of our records, to protect our rights or property, or upon your written request.

In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to third-party service providers to effect or process transactions for you or to assist us in servicing your account. We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. They are required to keep this information confidential and not use it for any other purpose than to carry out the services they are performing for Reich & Tang, such as printing statements, checks, etc.

We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

:	Questions

If you have any questions, please call our Client Services Department at 800-433-1918 between the hours of 8:30a.m. and 5:00p.m. Eastern Time, send a letter to Reich & Tang, Attn: Client Services, 1411 Broadway, 28th Floor, New York, NY 10018-3450, or Email: info@rnt.com.

THIS IS NOT PART OF THE PROSPECTUS

PN-1

A Statement of Additional Information (SAI) dated August 26, 2011, includes additional information about the Fund and its investments and is incorporated by reference into this Prospectus. Further information about Fund investments is available in the annual and semi-annual shareholder reports. You may obtain the SAI, the annual and semi-annual reports without charge by calling the Fund toll free at (800) 433-1918. You may also obtain the SAI and the annual and semi-annual reports without charge by visiting the Fund’s website at http://hosted.rightprospectus.com/RNT/NewYorkDailyTaxFree. To request other information about the Fund, please call your financial intermediary or the Fund.

A current SAI has been filed with the Securities and Exchange Commission. Information about the Fund (including the SAI) is also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Fund reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act No. 811-3955

Reich & Tang Distributors, Inc. 1411 Broadway, 28th Floor New York, NY 10018 (212) 830-5345	NYA–649457108–0811P NYB–649457207–0811P

New York Daily Tax Free Income Fund, Inc.

PROSPECTUS August 26, 2011

ADVANTAGE NEW YORK TAX EXEMPT LIQUIDITY FUND

Shares of New York Daily Tax Free Income Fund, Inc. (the “Fund”)

Ticker Symbol

[CYEXX]

PROSPECTUS

August 26, 2011

A money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal. This Prospectus relates only to the Advantage New York Tax Exempt Liquidity Fund Class of shares (the “Advantage Shares”) of the Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Available exclusively to customers of

Oppenheimer & Co. Inc. and its Affiliates

125 Broad Street

New York, NY 10004

Shareholder Information	13

Distribution Arrangements	20

Financial Highlights	22

2

SUMMARY OF THE FUND

INVESTMENT OBJECTIVES

The Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New

York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Advantage Shares
Shareholder Fees
(fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases		None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.30%
Distribution and Service (12b-1) Fees		0.70%
Other Expenses (includes Administration Fees listed below)		0.34%
Administration Fees	0.21%

Total Annual Fund Operating Expenses		1.34%

Example

This Example is intended to help you compare the cost of investing in the Fund’s Advantage Shares with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Advantage Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Advantage Shares’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advantage Shares:	$136	$425	$734	$1,613

3

PRINCIPAL INVESTMENT STRATEGIES

The Fund intends to achieve its investment objectives by investing principally in short-term, high quality, debt obligations of:

(i)	New York, and its political subdivisions;

(ii)	Puerto Rico, Guam and other United States Territories, and their political subdivisions; and

(iii)	other states.

These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Prospectus as Municipal Obligations.

The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 60 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share. The maturities of variable rate demand instruments held in the Fund will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The Fund intends to concentrate (i.e., invest 25% or more of the Fund’s net assets) in New York Municipal Obligations and Industrial Revenue Bonds, including Participation Certificates therein. Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations and are purchased from banks, insurance companies, or other financial institutions.

The Fund’s investment manager considers the following factors when buying and selling securities for the Fund’s portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. Yield management is where the investment manager considers the overall yield of the Fund and how an individual purchase would impact the yield of the Fund, against the backdrop of the Fund’s overall investment objective. Credit management is where the investment manager considers the overall credit quality of the Fund and how an individual purchase would impact the credit quality of the Fund, against the backdrop of the Fund’s overall investment objective.

PRINCIPAL RISKS

¡	Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

¡	The value of the Fund’s shares and the securities held by the Fund can each decline in value.

¡	An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

¡	The amount of income the Fund generates will vary with changes in prevailing interest rates.

¡	The payment of interest and preservation of capital are dependent upon the continuing ability of issuers to meet payment obligations.

4

¡

Because the Fund intends to concentrate in New York Municipal Obligations including Participation Certificates, investors should also consider the greater risk of the Fund’s concentration versus the safety that comes with a less concentrated investment portfolio.

¡

Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments entail. Adverse changes in economic and regulatory developments affecting the banking industry could affect the ability of the banks to meet their obligations. Such adverse economic changes may include substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

¡

An investment in the Fund should be made with an understanding of the risks that an investment in New York Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations. Unfavorable political or economic conditions within New York can affect the credit quality of issuers located in that state. Risk factors affecting the State of New York are described in “New York Risk Factors” in the Statement of Additional Information.

¡

Because the Fund reserves the right to invest up to 20% of its net assets in taxable securities, investors should understand that some of the income generated by the Fund may be subject to taxation including the federal alternative minimum tax.

5

RISK/RETURN BAR CHART AND TABLE

The following performance information provides some indication of the risks of investing in the Advantage Shares. The bar chart shows changes in the Advantage Shares’ performance from year to year. The table shows the average annual total returns of the Fund’s Advantage Shares for the last one year, five year and since inception periods. While analyzing this information, please note that the Fund’s past performance is not an indicator of how the Fund will perform in the future. The current 7-day yield for the Advantage Shares may be obtained by calling the Fund toll-free at (800) 433-1918.

New York Daily Tax Free Income Fund, Inc. – Advantage Shares

The year to date return for the Advantage Shares as of June 30, 2011 was 0.00%.

The highest quarterly return for the Advantage Shares was 0.68% for the quarter ended June 30, 2007; the lowest quarterly return was 0.00% for the quarter ended March 31, 2010.

Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Fund directly.

6

Average Annual Total Returns - Advantage Shares For the periods ended December 31, 2010

One Year	0.01%
Five Years	1.28%
Since Inception	1.03%

*The inception date for the Advantage Shares was November 22, 2002.

MANAGEMENT

Investment Manager: Reich & Tang Asset Management, LLC (the “Manager”) is the Fund’s investment manager.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Advantage Shares of the Fund on any business day through Oppenheimer & Co., Inc. via written request (125 Broad Street, New York, NY 10004) or telephone (800-433-1918). There is no minimum initial or subsequent investment amount.

TAX INFORMATION

The Fund intends to distribute income that is exempt from regular federal and New York income taxes. It is possible that a portion of the Fund’s distributions may be subject to New York or federal income taxes or to the federal alternative minimum tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

The Fund is a tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

PRINCIPAL INVESTMENT STRATEGIES

Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, and Participation Certificates therein, the Fund, under normal circumstances will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from both federal and New York State and New York City personal income tax. This policy is fundamental and may not be changed without shareholder approval. By investing in liquid, short-term, high quality investments that have high quality support from banks, insurance companies and other financial institutions, the Fund’s investment management believes that it can protect the Fund against credit risks that may exist on long-term Municipal Obligations.

With respect to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations, whose interest income is subject to federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed income securities as more fully described in “Description of the Fund and Its Investments and Risks – Taxable Securities” in the Statement of Additional Information.

Included in the same 20% of net assets in taxable securities, the Fund may also purchase Municipal Obligations whose interest income may be subject to the federal alternative minimum tax.

The Fund may also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund’s interest in a Municipal Obligation that is held by another entity (i.e., banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund’s interest in the underlying Municipal Obligation is proportionate to the Fund’s participation interest. Ownership of the Participation Certificates generally causes the Fund to be treated as the owner of an interest in the underlying Municipal Obligations for federal income tax purposes.

The Fund may invest more than 25% of its assets in Participation Certificates in Industrial Revenue Bonds and other New York Municipal Obligations, provided, however, that such

8

investments may not exceed 25% of the Fund’s total assets to the extent that (i) the interest and principal on such instruments are payable solely from the revenues or assets of a private project or private entity, and (ii) such instruments are not guaranteed by a state, state agency, or a political subdivision thereof.

To the extent suitable New York Municipal Obligations and Territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends derived from these investments will be designated by the Fund as derived from interest income that will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax, but will be subject to New York State and New York City personal income taxes.

The Fund will invest primarily in New York Municipal Obligations. As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund’s investment manager. These securities may cause the Fund to distribute income subject to federal and/or New York State and New York City personal income taxes. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer. With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

The Fund’s investments may also include “when-issued” Municipal Obligations and stand-by commitments.

The Fund’s investment manager considers the following factors when buying and selling securities for the Fund’s portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. Yield management is where the investment manager considers the overall yield of the Fund and how an individual purchase would impact the yield of the Fund, against the backdrop of the Fund’s overall investment objective. Credit management is where the investment manager considers the overall credit quality of the Fund and how an individual purchase would impact the credit quality of the Fund, against the backdrop of the Fund’s overall investment objective. The Fund may hold uninvested cash reserves pending investment and reserves the right to borrow up to 15% of the Fund’s total assets from banks for temporary purposes.

In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities that are denominated in United States dollars. Other requirements pertain to the maturity, liquidity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities that, individually, have or are deemed to have a remaining maturity of 397 days or less. Also, the

9

average maturity for all securities contained in the Fund, on a dollar-weighted basis, and considered as a whole, will be 60 days or less. The maturities of variable rate demand instruments held in the Fund will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The average life for all securities contained in the Fund, on a dollar-weighted basis, and considered as a whole, will be 120 days or less. The average life calculation differs from the average maturity calculation discussed above because the average maturity calculation allows the Fund to deem a security to have a shorter maturity date because of an interest rate readjustment. The average life calculation does not shorten the maturity date because of an interest rate readjustment, but instead is based on a security’s stated final maturity or, when relevant, the date of the next demand feature when the fund may receive payment of principal and interest (such as a put feature).

The Fund will not acquire any security other than a Weekly Liquid Asset if, immediately after the acquisition, the Fund would have invested less than 30% of its total assets in Weekly Liquid Assets. As defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), currently, Weekly Liquid Assets include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress that (A) are issued at a discount to the principal amount to be repaid at maturity; and (B) have a remaining maturity date of 60 days or less; or (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days (collectively, “Weekly Liquid Assets”). The Fund may maintain a higher percentage of its total assets in Weekly Liquid Assets if determined to be appropriate by the Fund’s Board of Directors.

The Fund will only invest in either securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or in unrated securities that have been determined by the Fund’s investment manager to be of comparable quality.

For a more detailed description of (i) the securities in which the Fund will invest, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

RISKS

A significant change in interest rates or a default on the Fund’s investments could cause its share price (and the value of your investment) to change.

The Fund may be exposed to the credit risk of the banks, insurance companies or other financial institutions which provide the credit support on long-term Municipal Obligations in which the Fund invests. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

10

Because of the Fund’s concentration in investments in New York Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of New York and its political subdivisions. Economic difficulties and adverse determination of litigation involving state finances may have a material adverse effect upon the ability of the issuers to make payments of interest.

The primary purpose of investing in a portfolio of New York Municipal Obligations is the special tax treatment accorded New York resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund’s concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Because the Fund may concentrate in Participation Certificates, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see “Variable Rate Demand Instruments and Participation Certificates” in the Statement of

Additional Information). These factors may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees that may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Adverse changes in economic and regulatory developments affecting the banking industry could affect the ability of the banks to meet their obligations. Such adverse economic changes may include substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in

11

the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

PORTFOLIO HOLDINGS

In order to comply with amendments to Rule 2a-7 under the 1940 Act, information concerning the Fund’s portfolio holdings, as well as its weighted average maturity and weighed average life, will be posted on the Fund’s website at www.reichandtang.com/FundInformation/PortfolioHoldingsList/, five business days after the end of the month and remain posted for six months thereafter. The Fund may terminate or modify this policy at any time without further notice to shareholders, including making additional disclosure of each of the Fund’s portfolio holdings on the Fund’s website. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Fund’s investment manager is Reich & Tang Asset Management, LLC (the “Manager”). The Manager’s principal business office is located at 1411 Broadway, 28th Floor, New York, NY 10018.

As of July 31, 2011, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $13.6 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of fourteen portfolios of registered investment companies, of which it acts as administrator for ten.

Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund’s portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to 0.30% per annum of the Fund’s average daily net assets for managing the Fund’s investment portfolio and performing related services. For the fiscal year ended April 30, 2011, following a voluntary fee waiver, the Fund paid the Manager a management fee equal to 0.26% per annum of the Fund’s average daily net assets. A discussion regarding the basis for the Board of Directors approving the continuance of the Investment Management Contract is available in the Fund’s annual report for the period ended April 30, 2011.

Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager provides all management and administrative services reasonably necessary for the Fund’s operation, other than those services that the Manager provides to the Fund pursuant to the Investment Management Contract. The Manager also provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager pursuant to the Investment Management

12

Contract and Administrative Services Contract. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to 0.21% per annum of the Fund’s average daily net assets. For the fiscal year ended April 30, 2011, following a voluntary fee waiver, the Fund paid the Manager a fee for administrative services equal to 0.01% per annum of the Fund’s average daily net assets.

In addition, Reich & Tang Distributors, Inc. (the “Distributor”) receives a servicing fee equal to 0.25% per annum of the average daily net assets of the Advantage Shares of the Fund under the Shareholder Servicing Agreement and a distribution fee equal to 0.45% per annum of the average daily net assets of the Advantage Shares of the Fund under the Distribution Agreement. For the fiscal year ended April 30, 2011, following voluntary fee waivers, the Fund’s Advantage Shares’ servicing fee and distribution fee were fully waived. The fees are accrued daily and paid monthly.

The Manager and Distributor, at their discretion, may voluntarily waive all or a portion of their fees. Any portion of the total fees received by the Manager and its past profits may be used to provide shareholder services and for distribution of Fund shares.

Investment management fees and operating expenses, which are attributable to more than one Class of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.

SHAREHOLDER INFORMATION

The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a charge for either purchases or redemptions. All transactions in Advantage Shares are processed through the Fund’s transfer agent or its principal underwriter, as appropriate, which accept orders for purchases and redemptions from Oppenheimer & Co. Inc.

PRICING OF FUND SHARES

The net asset value of the Fund’s shares is determined as of 4:00 p.m., Eastern time on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays and

Good Friday) and (ii) Columbus Day and Veterans’ Day (each, a “Holiday”). However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The net asset value is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share, although there can be no assurance that this will be achieved.

13

The Fund’s portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates or credit issues cause the market value of the Fund’s share price to be less than $0.997 or greater than $1.003, the Board of Directors will consider whether any action should be initiated to prevent the share price from going below $0.995 per share or above $1.005 per share. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price the Fund would receive if the instrument were sold.

PURCHASE AND REDEMPTION OF SHARES

Only the Advantage Shares of the Fund are offered through this Prospectus. All shares are held in an omnibus account at the Fund through Oppenheimer & Co. Inc., which will maintain individual investor accounts.

Oppenheimer & Co. Inc. and its affiliates may impose account fees separate from any fees charged by the Fund and may also set deadlines for receipt of orders from investors that are earlier than the deadline of the Fund due to processing and other reasons. Investors should read this prospectus in conjunction with the materials provided by Oppenheimer & Co. Inc.

Oppenheimer & Co. Inc. may transmit an investor’s purchase or redemption order to the Fund’s transfer agent after 4:00 p.m., Eastern time on the day the order is received from the investor as long as the investor has placed his order for Advantage Shares with Oppenheimer & Co. Inc. before 4:00 p.m., Eastern time on that day. The investor will then receive the net asset value of the Fund’s shares determined as of 4:00 p.m., Eastern time on the day he placed his order for Advantage Shares with Oppenheimer & Co. Inc. Oppenheimer & Co. Inc. is responsible for instituting procedures to ensure that purchase orders by its respective clients are processed expeditiously.

There is no minimum initial or subsequent investment for Advantage Shares.

INITIAL INVESTMENTS (PURCHASES)

Contact your Financial Advisor to arrange for an initial investment in the Fund. You may use the Fund either as the money market fund tied to your Oppenheimer & Co. Inc. securities account through Oppenheimer & Co. Inc.’s sweep service or as an additional investment position held in your securities account. Clients who wish to use the Fund as a sweep vehicle for their brokerage accounts must indicate that election in writing.

The “sweep” means that cash is automatically invested in the Fund when the cash becomes available in your Oppenheimer & Co. Inc. securities account from any source such as proceeds from securities sales, receipt of dividends or interest income, or a check deposit from you. Amounts of $10,000 or more are invested on the next business day; amounts less than $10,000 are invested once a week on the first business day of the following week. The sweep automatically withdraws cash from the Fund when appropriate to cover purchases or other activities in your account.

14

SUBSEQUENT INVESTMENTS (PURCHASES)

Mail or deliver your check, payable to Oppenheimer & Co. Inc., to your Financial Advisor. Please write your securities account number and the Fund name on the check. If you wish to make an investment by sending a wire from your bank, contact your Financial Advisor to obtain wiring instructions.

GENERAL INFORMATION ON PURCHASES

Shares are issued as of the first determination of the Fund’s net asset value per share made after acceptance of the investor’s purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as “Federal Funds”). Fund shares begin accruing income on the day the shares are issued to an investor.

The Fund reserves the right to reject any purchase order for its shares. In addition, the Fund does not accept cash, and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier checks or similar instruments) and certain other forms of payment at is discretion. Certificates for Advantage Shares will not be issued to investors.

WITHDRAWALS (REDEMPTIONS)

For withdrawals other than those automatically activated by the sweep, please instruct your Financial Advisor as to the withdrawal amount and the delivery of the proceeds.

GENERAL INFORMATION ON REDEMPTIONS

There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Fund upon receipt by the Fund’s transfer agent of the redemption order (and any supporting documentation which the Fund’s transfer agent may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected if the redemption proceeds are being paid by wire (on the next Fund Business Day if being paid by check), provided the redemption request is received prior to 4:00 p.m., Eastern time. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the Securities and Exchange Commission (the “SEC”) determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC)

15

exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund or (v) a situation where the Fund needs to rely on Rule 22e-3 under the 1940 Act in order to facilitate an orderly liquidation of the Fund.

The Fund and its agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder’s account if the Fund and its agents are unable to verify the shareholder’s identity within a reasonable time after the shareholder’s account is opened. If the Fund closes a shareholder’s account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund’s fiscal year.

All dividends and distributions of capital gains are automatically reinvested, at no charge, in additional Advantage Shares immediately upon payment thereof. The reinvestment of capital gains or any taxable dividends does not avoid a taxable event to the shareholders, even though such shareholder has not received a cash distribution to pay the resulting tax, if any. See “Tax Consequences.” If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.

FREQUENT TRADING

The Reich & Tang family of funds discourages short-term or excessive trading (“frequent trading”) of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect

16

to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund’s portfolio securities and the reflection of that change in the fund’s share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund’s portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

Nonetheless, as indicated under “General Information on Purchases” the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund’s management or otherwise. The Fund’s procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

HOUSEHOLDING OF FUND INFORMATION

To reduce duplicative mail and Fund expenses, we currently mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you do not want us to consolidate your fund mailings and wish to receive individual copies of these documents, please contact your Financial Advisor. We will begin sending you individual copies within thirty days after receiving your request.

TAX CONSEQUENCES

Federal Income Taxes

Dividends paid by the Fund that are reported by the Fund as exempt interest dividends and derived from Municipal Obligations and Participation Certificates, will be exempt from regular federal income tax whether received in

17

cash or reinvested in additional shares, provided the Fund meets certain requirements of the Internal Revenue Code of 1986 as amended (the “Code”), including the requirement in the Code that at the close of each quarter of its taxable year at least 50 percent of the value of the total assets of the Fund consists of Municipal Obligations, subject to certain exceptions, and certain other state and local obligations described in Code Section 103(a), but may be subject to federal alternative minimum tax. These dividends are referred to as exempt interest dividends. Income exempt from federal income tax, however, may be subject to state and local income tax.

Distributions paid from net investment income, if any (not exempt interest dividends), or of any realized short-term capital gains (from tax-exempt or taxable obligations) will be subject to tax as ordinary income, currently at a maximum federal rate of 35%. Both such dividends and distributions, if any, are taxable whether received in cash or reinvested in additional shares of the Fund.

For shareholders that are Social Security and Railroad Retirement recipients, interest on tax-exempt bonds, including exempt interest dividends paid by the Fund, is to be added to the shareholders’ adjusted gross income to determine the amount of Social Security benefits includible in their gross income.

Interest on certain private activity bonds will constitute an item of tax preference subject to the individual federal alternative minimum tax. Shareholders that are corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceed their alternative minimum taxable income (determined without this tax item). Recent legislation enacted in 2009 provides that interest on tax-exempt bonds issued in 2009 and 2010 is not included in the corporate adjustment based on current earnings. In certain cases, Shareholders that are Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.

The sale, exchange or redemption of shares will generally be a taxable disposition of an asset that may result in a taxable gain or loss for the shareholder if the shareholder receives more or less than its adjusted tax basis for the shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

With respect to variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and that the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations.

The U.S. Supreme Court has held that there is no constitutional prohibition against the federal government’s taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from federal taxation of the interest earned on the Municipal Obligations.

Shareholders are urged to consult their tax advisors with respect to the treatment of

18

distributions from the Fund and ownership of shares of the Fund in their own states and localities. Investors should review the information regarding taxes in the Statement of Additional Information.

New York Income Taxes

Under current law, exempt-interest dividends correctly identified by the Fund as derived from obligations issued by or on behalf of the State of New York or any New York local governments, or their instrumentalities, authorities or districts will be exempt from the New York State and New York City individual income tax. This exclusion does not extend to New York corporate income tax. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico, Guam and the Virgin Islands, as well as other types of obligations that New York is prohibited from taxing under the Constitution, the laws of the United States of America or the laws of New York (“Territorial Municipal Obligations”), also should be exempt from the New York State and New York City personal income tax provided the Fund complies with New York law. Under current law, exempt interest dividends from Municipal Obligations other than New York Municipal Obligations or Territorial Municipal Obligations may be subject to New York State and New York City personal income tax, and exempt interest dividends from Municipal Obligations other than from Territorial Municipal Obligations may be subject to state and local income tax in other states.

Distribution of net investment company taxable income (including short term capital gains) and long term capital gains, if any, will generally be subject to New York State and New York City personal income taxes for shareholders who are subject to New York tax, generally including New York residents.

The U.S. Supreme Court has upheld the ability of the states to provide a state tax exemption for interest derived from in-state municipal bonds while subjecting interest derived from municipal bonds issued by other states and their political subdivisions to state tax. The Court’s decision affirms current market practice and should not impact the state and local income and franchise tax treatment of distributions from the Fund as described herein.

The foregoing is a general summary of the New York State and New York City tax consequences of investing in the Fund. Shareholders are urged to consult their tax advisors with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.

19

DISTRIBUTION ARRANGEMENTS

RULE 12B-1 FEES

Investors do not pay a sales charge to purchase Advantage Shares of the Fund. However, the Fund pays fees in connection with the distribution of shares and for the provision of servicing to Advantage shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund’s Board of Directors has adopted a Rule 12b-1 distribution and service plan (the “Plan”) and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement with respect to the Advantage Shares of the Fund.

Under the Distribution Agreement, the Distributor serves as distributor of the Fund’s shares. The Distributor receives, with respect to the Advantage Shares, a distribution fee equal to 0.45% per annum of the Advantage Shares’ average daily net assets (the “Distribution Fee”) for providing distribution related services, and for making payments to Oppenheimer & Co. Inc. for providing assistance in distributing the Advantage Shares. As agent for the Fund, the Distributor solicits orders for the purchase of the Fund’s shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the

Advantage Shares, a servicing fee of 0.25% per annum of the Advantage Shares’ average daily net assets (the “Shareholder Servicing Fee”) for providing personal shareholder services and for the maintenance of shareholder accounts. The fees are accrued daily and paid monthly. Any portion of the fees may be deemed to be used by the Distributor for payments to Oppenheimer & Co. Inc. with respect to its provision of such services to its clients or customers who are Advantage shareholders. The Distributor, at its discretion, may voluntarily waive all or a portion of the Distribution Fee or Shareholder Servicing Fee. For the fiscal year ended April 30, 2011, following voluntary fee waivers, the Fund’s Advantage Shares’ Distribution and Shareholder Servicing Fees were fully waived.

The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Oppenheimer & Co. Inc. in carrying out their obligations under the Shareholder Servicing Agreement with respect to Advantage Shares or the Distributor’s agreement with Oppenheimer & Co. Inc., as the case may be, and (ii) preparing, printing and delivering the Fund’s prospectus to existing Advantage shareholders and preparing and printing Fund applications for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management

20

fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of and to compensate Oppenheimer & Co. Inc. for performing shareholder servicing on behalf of the Advantage Shares of the Fund, (ii) to compensate Oppenheimer & Co. Inc. for providing assistance in distributing the Advantage Shares of the Fund, and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor or other persons in connection with the distribution of the Advantage Shares. The Distributor may also make payments from time to time from its own resources, which may include the (a) Shareholder Servicing Fee and past profits, for the purposes enumerated in (i) above and (b) the Distribution Fee and past profits, for the purposes enumerated in (ii) and (iii) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract, Administrative Services Contract, Shareholder Servicing Agreement or Distribution Agreement in effect for that year.

Oppenheimer & Co. Inc. receives distribution and servicing payments from the Distributor with respect to the Advantage Shares in amounts that exceed the payments the Distributor receives from the Fund pursuant to the Plan, Distribution Agreement and Shareholder Servicing Agreement

with respect to such shares. The excess of such payments over the total payments the Distributor receives from the Fund represents payments made out of the Manager’s and/or Distributor’s own resources. These payments may be referred to as “revenue sharing” but do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to Oppenheimer & Co. Inc. for providing services to the Fund or its shareholders, including, without limitation, shareholder servicing and distribution assistance. The amount of these payments may create an incentive for Oppenheimer & Co., and its affiliates to sell shares of the Fund to you or to recommend one Fund complex over another. Please speak with your financial advisor to learn more about these payments. Additional information regarding these payments can be found in the Fund’s Statement of Additional Information. In addition, to the extent allowable under the Financial Industry Regulatory Authority (“FINRA”) rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for Oppenheimer & Co. and may provide non-cash compensation to Oppenheimer & Co. such as sponsorship or funding of sales seminars; tickets to sporting events, theater or other entertainment; opportunities to participate in golf or other outings, and gift certificates for meals; or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

21

FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand the Advantage Shares financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

	Years Ended April 30,
ADVANTAGE SHARES
Per Share Operating Performance	2011	2010	2009	2008	2007
(for a share outstanding throughout the year)
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.000	0.000	0.008	0.023	0.025
Net realized and unrealized gain (loss) on investments	—	0.000	0.000	0.000	—

Total from investment operations	0.000	0.000	0.008	0.023	0.025

Less distributions from:
Dividends from net investment income	(0.000)	(0.000)	(0.008)	(0.023)	(0.025)
Net realized gain on investments	(0.000)	(0.000)	—	—	—

Total Distributions	(0.000)	(0.000)	(0.008)	(0.023)	(0.025)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.01%	0.01%	0.80%	2.34%	2.58%

Ratio/Supplemental Date
Net assets, end of year (000’s)	$80,319	$96,592	$104,130	$111,059	$72,419
Ratio to average net assets:
Net investment income	0.01%	0.01%	0.79%	2.26%	2.55%
Expenses (net of fees waived) (a)	0.40%	0.53%	1.01%	1.02%	1.02%
Management and administration fees waived	0.24%	0.15%	—	—	—
Distribution and shareholder servicing fees waived	0.70%	0.67%	0.33%	0.28%	0.30%
Expenses paid indirectly	0.00%	—	—	0.00%	0.00%

(a)	Includes expenses paid indirectly, if applicable.

22

Shares of New York Daily Tax Free Income Fund, Inc.

A Statement of Additional Information (SAI) dated August 26, 2011 includes additional information about the Fund and its investments and is incorporated by reference into this Prospectus. Further information about Fund investments is available in the annual and semi-annual shareholder reports. You may obtain the SAI, the annual and semi-annual reports without charge by calling the Fund toll free at (800) 433-1918. You may also obtain the SAI and the annual and semi-annual reports without charge by visiting the Fund’s website at http://hosted.rightprospectus.com/RNT/Advantage. To request other information about the Fund, please call your financial intermediary or the Fund.

A current SAI has been filed with the Securities and Exchange Commission. Information about the Fund (including the SAI) is also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Fund reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act No. 811-3955

Reich & Tang Distributors, Inc.

1411 Broadway, 28th Floor

New York, NY 10018

(212) 830-5345

ADVNY - 649457504 - 08/11P

Available exclusively to customers of

Oppenheimer & Co. and its Affiliates

ADVANTAGE NEW YORK TAX EXEMPT LIQUIDITY FUND PROSPECTUS
August 26, 2011

NEW YORK DAILY TAX FREE INCOME FUND, INC.	1411 Broadway, 28th Floor, New York, NY 10018 (212) 830-5345 (800) 433-1918 (Toll Free)

STATEMENT OF ADDITIONAL INFORMATION
AUGUST 26, 2011 RELATING TO THE PROSPECTUSES FOR THE CLASS A SHARES (NYDXX),
CLASS B SHARES (NYBXX) AND THE ADVANTAGE NEW YORK TAX EXEMPT LIQUIDITY FUND
CLASS OF SHARES (CYEXX) DATED AUGUST 26, 2011

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI expands upon and supplements the information contained in the current Prospectuses of New York Daily Tax Free Income Fund, Inc. (the “Fund”), and should be read in conjunction with each Prospectus.

A Prospectus for the Class A and B shares may be obtained from any Participating Organization or by writing or calling the Fund toll free at (800) 433-1918.

If you wish to invest in the Advantage New York Tax Exempt Liquidity Fund Shares (the “Advantage Shares”) you should obtain a Prospectus by writing to Oppenheimer & Co. Inc., 125 Broad Street, New York, NY 10004 or calling the Fund toll free at (800) 433-1918.

The audited Financial Statements of the Fund have been incorporated by reference into the SAI from the Fund’s Annual Report.  The Annual Report is available, without charge, upon request by calling the toll-free number provided.  The material relating to the purchase, redemption and pricing of Shares has been incorporated by reference into the SAI from the Prospectus for each Class of shares.

This SAI is incorporated by reference into each Prospectus in its entirety.

FUND HISTORY	3
DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS	3
MANAGEMENT OF THE FUND	20
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	26
INVESTMENT ADVISORY AND OTHER SERVICES	27
BROKERAGE ALLOCATION AND OTHER PRACTICES	31
CAPITAL STOCK AND OTHER SECURITIES	31
PURCHASE, REDEMPTION AND PRICING OF SHARES	32
TAXATION OF THE FUND	33
UNDERWRITERS	35
FINANCIAL STATEMENTS	36
DESCRIPTION OF RATINGS*	37
TAXABLE EQUIVALENT YIELD TABLES	38

FUND HISTORY

The Fund was incorporated on January 31, 1984, in the State of Maryland.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is an open-end, management investment company that is a tax-exempt money market fund. The Fund’s investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. No assurance can be given that these objectives will be achieved.

The following discussion expands upon the description of the Fund’s investment objectives and policies in each of the Prospectuses.

The Fund’s assets will be invested primarily in (i) high quality debt obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from federal and New York income taxation and in (ii) Participation Certificates in Municipal Obligations purchased from banks, insurance companies or other financial institutions (which cause the Fund to be treated as the owner of an interest in the underlying Municipal Obligations for federal income tax purposes).  These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Statement of Additional Information as Municipal Obligations.  Dividends paid by the Fund are exempt-interest dividends by virtue of being properly designated by the Fund as derived from Municipal Obligations and Participation Certificates.  They will be exempt from regular federal income tax provided the Fund qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and the Fund complies with Section 852(b)(5) of the Code. Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to regular federal income taxation, existing law excludes such interest from regular federal income tax. However, such interest may be subject to the federal alternative minimum tax.

Exempt-interest dividends paid by the Fund that are correctly identified by the Fund as derived from obligations issued by or on behalf of the State of New York or any New York local governments, or their instrumentalities, authorities or districts (“New York Municipal Obligations”) will be exempt from the New York State and New York City personal income taxes. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico, Guam and the U.S. Virgin Islands, as well as any other types of obligations that New York is prohibited from taxing under the Constitution, the laws of the United States of America (“Territorial Municipal Obligations”), also should be exempt from New York State and New York City personal income taxes provided the Fund complies with applicable New York laws. See “New York Income Taxes” in the Prospectus.  To the extent that suitable New York Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities.  The dividends on these will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax but will be subject to New York State and New York City personal income taxes.  Except as a temporary defensive measure during periods of adverse market conditions as determined by the Fund’s investment manager (the “Manager”), the Fund will invest primarily in New York Municipal Obligations. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 60 days or less and to value its investment portfolio at amortized cost and maintain a net asset value at $1.00 per share. There can be no assurance that this value will be maintained.

The Fund may hold uninvested cash reserves pending investment. The Fund’s investments may include “when-issued” Municipal Obligations, stand-by commitments and taxable repurchase agreements.  Although the Fund will attempt to invest 100% of its assets in Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its net assets in securities, the interest income on which is subject to federal, state and local income tax. The Fund may invest more than 25% of its assets in Participation Certificates in industrial revenue bonds and other New York Municipal Obligations provided, however, that such investments may not exceed 25% of the Fund’s total assets to the extent that (i) the interest and principal on such instruments are payable solely from the revenues or assets of a private project or private entity, and (ii) such instruments are not guaranteed by a state, state agency, or a political subdivision thereof. In view of this possible “concentration” in bank Participation Certificates in New York Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See “Variable Rate Demand Instruments and Participation Certificates” herein.) Adverse changes in economic and regulatory developments affecting the banking industry could affect the ability of the banks to meet their obligations. Such adverse economic changes may include substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits.  The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny.  The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks.   Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion.   Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate.  Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

The investment objectives of the Fund described in the preceding paragraphs of this section may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. As used herein, the term “majority of the outstanding shares” of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may only purchase United States dollar-denominated securities that have been determined by the Manager to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means: (i) securities which have or are deemed to have remaining maturities of 397 days or less and are rated in the highest short-term rating categories by any two nationally recognized statistical rating organizations (“NRSROs”) or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the “Requisite NRSROs”) or (ii) unrated securities determined by the Manager to be of comparable quality.  In addition, securities which have or are deemed to have remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e., with maturities greater than 397 days) are deemed unrated and may be purchased if such had received a long-term rating from the Requisite NRSROs in one of the three highest rating categories.  Provided, however, that such may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories.  A determination of comparability by the Manager is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities.  While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”).  The two highest ratings are “AAA” and “AA” by S&P or “Aaa” and “Aa1” by Moody’s in the case of long term bonds; “SP-1” and “SP-2” by S&P or “MIG-1” and “MIG-2” by Moody’s in the case of notes; and “A-1+” and “A-1” by S&P or “Prime-1” and “Prime-2” by Moody’s in the case of commercial paper.  The highest rating in the case of variable and floating demand notes is “VMIG-1” by Moody’s or “A1+” by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments.  It is the Fund’s policy to invest in securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by the Requisite NRSROs, or are unrated securities that have been determined by the Manager to be of comparable quality.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Manager shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders.  However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager’s actions.

In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the Investment Company Act of 1940, as amended, (the “1940 Act”), or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issuer of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund’s Board of Directors that disposal of the security would not be in the best interests of the Fund.  Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise.  In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund’s total assets, the Fund shall promptly notify the Securities and Exchange Commission (“SEC”) of such fact and of the actions that the Fund intends to take in response to the situation.

All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 60 days or less. The maturities of variable rate demand instruments held in the Fund’s portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The average life for all securities contained in the Fund, on a dollar-weighted basis, and considered as a whole, will be 120 days or less.  The average life calculation differs from the average maturity calculation discussed above because the average maturity calculation allows the Fund to deem a security to have a shorter maturity date because of an interest rate readjustment.  The average life calculation does not shorten the maturity date because of an interest rate readjustment, but instead is based on a security’s stated final maturity or, when relevant, the date of the next demand feature when the fund may receive payment of principal and interest (such as a put feature).

The Fund will not acquire any security other than a Weekly Liquid Asset if, immediately after the acquisition, the Fund would have invested less than 30% of its total assets in Weekly Liquid Assets.  As defined in Rule 2a-7 under the 1940 Act, currently Weekly Liquid Assets include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress that (A) are issued at a discount to the principal amount to be repaid at maturity; and (B) have a remaining maturity date of 60 days or less; or (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days (collectively, “Weekly Liquid Assets”).  The Fund may maintain a higher percentage of its total assets in Weekly Liquid Assets if determined to be appropriate by the Fund’s Board of Directors.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer.

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Code. For the Fund to qualify at the close of each quarter of the taxable year, at least 50% of the value of its total assets must consist of cash, government securities, regulated investment company securities and other securities which are limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund’s total assets may be invested in securities of one issuer (or two or more issuers that the Fund controls) other than Government securities or regulated investment company securities. The limitations described in this paragraph regarding qualification as a regulated investment company are not fundamental policies and may be revised to the extent applicable federal income tax requirements are revised. (See “Federal Income Taxes” herein.)

Recent Regulatory Developments

On July 21, 2010, the President signed the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) into law.  The new law significantly impacts the financial services industry including the regulation and operation of depository institutions and their holding companies as, among other things, the Dodd-Frank Act: 1) creates the Bureau of Consumer Financial Protection, a new independent consumer watchdog agency housed within the Federal Reserve Board (“FRB”) with broad rulemaking authority to implement the consumer protection laws that apply to financial services providers and to prohibit “unfair, deceptive or abusive” acts or practices, 2) grants to the U.S. Department of the Treasury, Federal Deposit Insurance Corporation and the FRB broad new powers to seize, close and wind down “too big to fail” financial (including non-bank) institutions in an orderly fashion, 3) establishes a new Financial Stability Oversight Council, charged with identifying and responding to emerging risks throughout the financial system, composed primarily of federal financial services regulators and chaired by the Secretary of the Treasury Department, 4) restructures the federal regulatory jurisdiction over depository institutions and their holding companies, and abolishes the Office of Thrift Supervision, 5) adopts new federal oversight of the insurance industry, 6) adopts new standards and rules for the mortgage industry, 7) adopts new bank, thrift and holding company regulation, 8) adopts new federal regulation of the derivatives market, 9) adopts the so-called Volcker Rule, substantially restricting proprietary trading by depository institutions and their holding companies, 10)  imposes requirements for “funeral plans” by large, complex financial companies, 11) establishes new regulation of the securitization market through “skin in the game” and enhanced disclosure requirements, 12) establishes new regulation of interchange fees, 13) establishes new and enhanced compensation and corporate governance oversight for the financial services industry, 14) provides enhanced oversight of municipal securities, 15) provides a specific framework for payment, clearing and settlement regulation, 16) adopts new federal hedge fund regulation, 17) adopts new fiduciary duties and regulation of broker dealers, investment companies and investment advisors, 18) tasks the federal banking agencies with adopting new and enhanced capital standards for all depository institutions, 19) significantly narrows the scope of federal preemption for national banks and federal thrifts, and 20) places a moratorium on ownership of industrial loan banks by non-financial companies.

Investments in bank paper may not yield expected returns as the full impact of the Dodd-Frank Act on the banking industry is currently unknown given that much of the details and substance of the new laws will be determined through agency rulemaking.  The Dodd-Frank Act is comprehensive financial reform legislation enacted on July 21, 2010 that significantly impacts the regulation of depository institutions and their holding companies.  Uncertainty exists at this time with respect to the full impact and compliance burden of the Dodd-Frank Act on the operations and profitability of depository institutions and their holding companies, as the Dodd-Frank Act delegates to various federal agencies the task of implementing its many provisions through regulation, ensuring that federal rules and policies governing U.S. banking institutions will be further developing for years to come.  Based on the provisions of the Dodd-Frank Act and anticipated implementing regulations, it is highly likely that depository institutions and their holding companies will be subject to significantly increased regulation and compliance obligations.  Accordingly, investments in bank paper may not yield expected returns as implementation of the Dodd-Frank Act through agency rulemaking and other guidance may significantly curtail the operations and profitability of depository institutions and their holding companies.

Description Of Municipal Obligations

As used herein, “Municipal Obligations” include the following as well as “Variable Rate Demand Instruments and Participation Certificates.”

1.
Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as “municipalities”).  They generally have a maturity at the time of issuance of one year or more and are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

The two principal classifications of Municipal Bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on, revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer’s general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

In addition, certain kinds of “private activity bonds” are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as “industrial revenue bonds” or “IRBs”). Interest on IRBs is generally exempt, with certain exceptions, from regular federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See “Federal Income Taxes” herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the Participation Certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of Eligible Securities at the time of acquisition and provide the demand feature which may be exercised by the Fund at any time to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with Investment Restriction 6 herein, the Fund is permitted to invest up to 5% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.

2.
Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project
                notes are also secured by the full faith and credit of the United States. The Fund’s investments may be concentrated in Municipal Notes of New York issuers.

3.
Municipal Commercial Paper that is an Eligible Security at the time of acquisition.  Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing.  They are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

4.
Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses.  These clauses provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution.  These types of Municipal Leases may be considered illiquid and subject to the 5% limitation of investments in illiquid securities set forth under “Investment Restrictions” contained herein.  The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Municipal Leases.  In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any Municipal Leases are illiquid, such lease will be subject to the 5% limitation on investments in illiquid securities.  The Fund has no intention to invest in Municipal Leases in the foreseeable future and will amend this Statement of Additional Information in the event that such an intention should develop in the future.

5.
Any other federal tax-exempt obligations, and to the extent possible, New York State and New York City tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Fund would be consistent with the Fund’s investment objectives, policies and risks described herein and permissible under Rule 2a-7 under the 1940 Act.

Certain Municipal Obligations issued by instrumentalities of the United States Government are not backed by the full faith and credit of the United States Government but only by the creditworthiness of the instrumentality.  The Fund’s Board of Directors has determined that when it is necessary to ensure that the Municipal Obligations are Eligible Securities, or where the obligations are not freely transferable, the Fund will require that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution that would qualify the investment as an Eligible Security.

Variable Rate Demand Instruments and Participation Certificates

Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations.  They provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days’ notice either from the issuer or by drawing on a bank letter of credit, guarantee, insurance or other credit facility issued with respect to such instrument.

The variable rate demand instruments in which the Fund may invest are payable on demand on not more than 30 calendar days’ notice and may be exercised at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. Variable rate demand instruments that cannot be disposed of properly within seven days in the ordinary course of business are illiquid securities. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days.  The adjustments are based upon an appropriate interest rate adjustment index as provided in the respective instruments or a negotiated market rate. The Fund decides which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is an Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or if unrated, is determined to be of comparable quality by the Fund’s Manager. The Fund’s Manager may determine that an unrated variable rate demand instrument meets the Fund’s high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell it in the market or exercise the demand feature.

The variable rate demand instruments in which the Fund may invest include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. The Fund will not purchase Participation Certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner thereof for federal income tax purposes. A Participation Certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund’s eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Manager has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the Participation Certificate back to the institution.  Where applicable, the Fund can draw on the letter of credit or insurance after no more than 30 days’ notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund’s participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (i) upon a default under the terms of the bond documents, (ii) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares, or (iii) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund.  The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the Participation Certificate bear the cost of the insurance.  However, the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund. The Manager has been instructed by the Fund’s Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above.

In view of the Fund’s possible investment in bank Participation Certificates in Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of its net assets in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities.  This includes, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or values of securities increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Fund may contain variable rate demand instruments with variable maximum rates set by state law, which limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent state law contains such limits, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the Fund may contain variable rate demand Participation Certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the Participation Certificate. In the event that interest rates increase so that the variable rate exceeds the fixed rate on the Municipal Obligations, the Municipal Obligations can no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks’ “prime rates,” or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.

Because of the variable rate nature of the instruments, the Fund’s yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund’s yield will increase and its shareholders will have reduced risk of capital depreciation.

For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (i) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (ii) the period remaining until the instrument’s next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund’s dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an Eligible Security it will be sold in the market or through exercise of the repurchase demand feature to the issuer.

When-Issued Securities

New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on these Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund’s commitment to purchase. Although the Fund will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in the Fund’s portfolio are subject to changes in value (both generally changing in the same way; that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund’s custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund’s payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax.

Stand-by Commitments

When the Fund purchases Municipal Obligations, it may also acquire stand-by commitments from banks and other financial institutions.  Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund’s option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a “put” option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.

The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

The Fund’s right to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although it could sell the underlying Municipal Obligation to a third party at any time.

The Fund expects stand-by commitments to generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund’s portfolio will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after the acquisition of each stand-by commitment.

The Fund will enter into stand-by commitments only with banks and other financial institutions that, in the Manager’s opinion, present minimal credit risks.  If the issuer of the Municipal Obligation does not meet the eligibility criteria, the issuer of the stand-by commitment will have received a rating which meets the eligibility criteria or, if not rated, will present a minimal risk of default as determined by the Manager. The Fund’s reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.

The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from federal income tax while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund will be valued at zero in determining net asset value. In those cases in which the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund’s portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments the Fund may enter into are subject to certain risks.  These include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from federal income taxation (see “Federal Income Taxes” herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.

Taxable Securities

Although the Fund will attempt to invest 100% of its net assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its net assets in securities of the kind described below.  The interest income from such securities is subject to federal and New York State and New York City personal income tax.  The Fund may purchase and hold such taxable securities under any one or more of the following circumstances: (i) pending investment of proceeds of sales of Fund shares or of portfolio securities, (ii) pending settlement of purchases of portfolio securities, and (iii) to maintain liquidity for the purpose of meeting anticipated redemptions.  In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (i) obligations of the United States Government or its agencies, instrumentalities or authorities, (ii) commercial paper meeting the definition of Eligible Securities at the time of acquisition, (iii) certificates of deposit of domestic banks with assets of $1 billion or more, and (iv) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own.

Repurchase Agreements

The Fund may invest in instruments subject to repurchase agreements with securities dealers, member banks of the Federal Reserve System and other entities the Manager has determined are creditworthy. Under the terms of a typical repurchase agreement, the Fund will acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund’s holding period.  This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon.  Additionally, the Fund or its custodian shall have possession of the collateral, which the Fund’s Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund’s Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment, together with illiquid securities held by the Fund, exceeds 5% of the Fund’s total net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.

New York Risk Factors

The following information represents special considerations regarding investment in New York municipal obligations.   This information provides only a brief summary; it does not purport to be a complete description and is largely based on information drawn from Official Statements relating to securities offerings of New York municipal obligations available as of the date of this Prospectus.  The Manager has not independently verified the accuracy and completeness of the information contained in such Official Statements.

There can be no assurance that current or future statewide, regional or national economic difficulties, and the resulting impact on New York State (the “State”) or local government finances generally, will not adversely affect the market value of New York municipal obligations held by the Fund or the ability of particular issues to make timely payments of debt service on these obligations.

General Economic Trends. Over the long term, the State of New York (the “State”) and the City of New York (the “City”) face serious potential economic problems. The City accounts for approximately 41% of the State’s population and personal income, and the City’s financial health affects the State in numerous ways. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City also has had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

The economic and financial condition of the State of New York is affected by various financial, economic, social, environmental and political conditions. The equity market volatility and continuing uncertainty surrounding both global credit markets and bank balance sheets pose a particularly large degree of uncertainty for New York, and are of particular concern since the State’s tax revenues are more reliant on the financial sector of the economy than are other states and other regions of the nation. In addition, with Wall Street still adjusting compensation practices in the wake of the passage of financial reform legislation, the timing of cash bonus payouts has become very unstable, making inference from past patterns more uncertain. A weaker labor market than projected could result in lower wages, which in turn could result in weaker household consumption. Similarly, should financial and real estate markets be weaker than anticipated, taxable capital gains realizations could be negatively affected. These effects would ripple though the State economy, depressing both employment and wage growth. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with a greater volume of merger and acquisition and other Wall Street activity, could result in higher wage and bonuses growth than projected.

Other significant risks to the current economic forecast include: (i) global political instability, including the uncertain conflicts in the Middle East and in Africa; (ii) an extended period of high oil prices which could adversely affect many different sectors of the national and State economies; (iii) continued weakness of consumer spending or a failure of investment spending to commence growth during the year, which impact any further economic recovery; and (iv) the potential for future terrorist attacks on U.S. soil.

Economic Condition. The State’s Division of the Budget (“DOB”) outlook for the national economy reflects continued uncertainty despite signs of recovery.  During 2010, economic conditions began to improve for both the nation and the State. Private sector employment slowly started to increase, although gains were partially offset by rising job losses in the government. The nation’s Gross Domestic Product (GDP) and New York’s Gross State Product (GSP) rebounded from declines in 2009, as did personal income. While the State as a whole outperformed the nation, the recovery in the State was still slow by historical standards, and not all regions of the State benefited equally. At the beginning of 2011, the recovery continued to be weak, with consumers buffeted by rising energy prices and renewed declines in home values. The nation began to emerge from the recession in the third quarter of 2009, and—aided by enactment of a major federal stimulus program—the GDP surged by 5 percent in the fourth quarter of 2009 and by 3.7 percent in the first quarter of 2010.

During subsequent quarters, the recovery slowed, and for all of 2010 GDP growth averaged 2.9 percent. New York State’s economy expanded at a faster rate than the nation’s in 2010, with the GSP rising by 5.1 percent. After sizable losses, job growth also resumed, with modest gains beginning in December 2009 for the State and in February 2010 for the nation. For all of 2010, the rate of job growth in the State (0.8 percent) was slightly higher than in the nation (0.7 percent).

Although job growth resumed in 2010, unemployment rates remain high. During the recession, the unemployment rate more than doubled for the nation (rising from 4.4 percent in May 2007 to 10.1 percent in October 2009) and for New York State (rising from 4.3 percent in March 2007 to 8.9 percent in September 2009). By December 2010, the rate had only eased to 9.4 percent for the nation and 8.2 percent for New York. Personal income rebounded in 2010 following declines in 2009. Nationally, personal income increased by 3 percent, while New York State’s gain of 4.1 percent was the second-highest growth rate among all the states. Wages—the largest component of personal income—increased by 4.4 percent in New York State in 2010 after falling by 7.2 percent in 2009.

The rebound in personal income and wages reflects Wall Street’s continued recovery from the financial crisis. During 2010, the broker/dealer operations of New York Stock Exchange member firms earned $27.6 billion, second only to the record profits of $61.4 billion earned in 2009 (during the previous two years, the industry had combined losses of $53.9 billion). The rapid recovery in profitability was driven by government bailouts, the Federal Reserve’s low interest rate policy, and other government actions. The record profits in 2009 fueled a 27 percent increase in cash bonuses,

The City has a highly diversified economic base, with a substantial volume of business activity in the service, wholesale and retail trade and manufacturing industries and is the location of many securities, banking, law, accounting, new media and advertising firms. With a population of approximately 8,000,000, the City is an international center of business and culture, and a leading tourist destination. The City experienced an economic slowdown that began in 2001 as a result of the September 11 attack, a national economic recession and a downturn in the securities industry, and came to an end in 2003. Since then, Wall Street activity, tourism, and the real estate market have driven a broad based economic recovery, up until the economic slowdown that began in the second half of calendar year (“CY”) 2007, which subsequently evolved into a recession in 2008 and continued to adversely impact the City’s economy through 2011.

Current and Outyear Fiscal Projections. On May 24, 2011, the State issued its Annual Information Statement containing among other disclosures, (a) extracts from the 2011-12 Enacted Budget Financial Plan (the “Enacted Budget”), dated May 6, 2011 prepared by the DOB including the State’s official Enacted Budget Financial Plan projections, and (b) a discussion of potential risks that may affect the Enacted Budget Financial Plan during the State's current fiscal year.

The State ended the 2010-2011 fiscal year with a general fund balance of $1.37 billion, including $1.2 billion in reserves. The State Legislature completed action on the $133.4 billion budget for the 2011-2012 fiscal year on March 31, 2011. In the Enacted Budget, State General Fund receipts for fiscal year 2011-2012 are estimated to be $57.3 billion. The State forecasts ending the 2011-2012 fiscal year in balance on a cash basis with a general fund balance of $1.4 billion, after undertaking the Enacted Budget gap-closing actions. Before the adoption of the Enacted Budget, the State faced a projected budget gap in fiscal year 2011-2012 of $10 billion, and projected budget gaps of $14.9 billion, $17.4 billion and $20.9 billion in fiscal years 2012-2013, 2013-2014 and 2014-2015, respectively. The gaps reflect the short-term impact of the recession on State tax receipts and economically sensitive programs, the long-term impact of spending growth beyond revenue growth, the expiration of the temporary personal income tax surcharge at the end of calendar year 2011 and the phase-out of federal stimulus funding for Medicaid, education and other purposes. The State Division of Budget estimates that the Enacted Budget gap-closing plan eliminates the fiscal year 2011-2012 budget gap, and reduces the budget gaps in fiscal years 2012-2013, 2013-2014 and 2014-2015 to $2.4 billion, $2.8 billion and $4.6 billion, respectively. The gap-closing plan authorizes actions to decrease State General Fund spending by approximately $8.5 billion in fiscal year 2011-2012, primarily resulting from $2.8 billion in reduced school aid spending, $2.7 billion in reduced Medicaid spending and $3.0 billion in reduced agency operation and other spending. The Enacted Budget limits Medicaid growth to the rate of the 10 year average change in the medical component of the Consumer Price Index, estimated to be approximately 4 percent over the State financial plan period of fiscal year 2011-2012 to fiscal year 2014-2015, and limits school aid growth to the rate of growth in State personal income.

For the 2010 fiscal year, New York City’s General Fund had a total surplus of $3.651 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, except for the application of GASB 49, after discretionary and other transfers. The 2010 fiscal year is the thirtieth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP, except for the application of GASB 49.

The City’s expense and capital budgets for the 2011 fiscal year were adopted on June 29, 2010. The June 2010 Financial Plan, which was consistent with the City’s expense and capital budgets as adopted for the 2011 fiscal year, projected revenues and expenses for the 2011 fiscal year balanced in accordance with GAAP, except for the application of GASB 49, as described below. The June 2010 Financial Plan projected gaps of $3.7 billion, $4.6 billion and $5.3 billion in fiscal years 2012 through 2014, respectively.

On June 29, 2011, the City submitted to the Control Board the Financial Plan for the 2011 through 2015 fiscal years, which relates to the City and certain entities that receive funds from the City. The Financial Plan is a modification to the June 2010 Financial Plan, as subsequently modified by the financial plans submitted to the Control Board on July 13, 2010, on November 18, 2010, February 17, 2011 and May 6, 2011 (the “May Financial Plan”) and the financial plan for the 2012 through 2015 fiscal years as submitted to the Control Board on June 29, 2011. The Financial Plan projects revenues and expenses for the 2011 and 2012 fiscal years balanced in accordance with GAAP, except for the application of GASB 49, and projects gaps of approximately $4.6 billion, $4.8 billion and $4.9 billion in fiscal years 2013 through 2015, respectively, after the implementation of a gap-closing program described below.

The Financial Plan reflects, since the June 2010 Financial Plan, increases in projected net revenues of $1.3 billion, $1.3 billion, $1.2 billion and $1.0 billion in fiscal years 2011 through 2014, respectively. Changes in projected revenues include: (i) increases in real property tax revenues of $75 million, $199 million, $507 million and $797 million in fiscal years 2011 through 2014, respectively; (ii) increases in personal income tax revenues of $50 million, $230 million, $330 million and $51 million in fiscal years 2011 through 2014, respectively; (iii) increases in business tax revenues of $406 million, $359 million and $81 million in fiscal years 2011 through 2013, respectively, and a decrease in business tax revenues of $78 million in fiscal year 2014; (iv) increases in real property transfer and mortgage recording tax revenues of $119 million and $24 million in fiscal years 2011 and 2012, respectively, and decreases in real property transfer and mortgage recording tax revenues of $90 million and $80 million in fiscal years 2013 and 2014, respectively; (v) increases in sales tax revenues of $383 million, $441 million, $318 million and $267 million in fiscal years 2011 through 2014, respectively; (vi) decreases in cigarette tax revenues of $10 million in fiscal year 2011 and $9 million in each of fiscal years 2012 through 2014; (vii) decreases in State School Tax Relief Program (the “STAR Program”) aid of $231 million, $188 million, $194 million and $196 million in fiscal years 2011 through 2014, respectively; (viii) an increase in tax audit revenues of $329 million in fiscal year 2011; (ix) increases in all other taxes of $135 million, $123 million, $131 million and $154 million in fiscal years 2011 through 2014, respectively; and (x) net increases in all other revenues of $32 million, $116 million, $101 million and $119 million in fiscal years 2011 through 2014, respectively.

The Financial Plan also reflects, since the June 2010 Financial Plan, a decrease in projected net expenditures of $1.8 billion in fiscal year 2011 and increases in projected net expenditures of $2.6 billion, $2.4 billion and $1.8 billion in fiscal years 2012 through 2014, respectively. Changes in projected expenditures include: (i) decreases of $150 million, $150 million, $200 million and $200 million in fiscal years 2011 through 2014, respectively, as a result of the amendment of the Financial Emergency Act to permanently waive the budgetary impact of GASB 49, enabling the City to continue to finance certain pollution remediation costs with the issuance of bonds; (ii) increases for education of $853 million in each of fiscal years 2012 through 2014 to compensate for federal funding lost upon the expiration of federal stimulus funding for education; (iii) increases for education of $812 million, $834 million and $834 million in fiscal years 2012 through 2014, respectively, to compensate for reductions in State education aid; (iv) increases in health and social services of $40 million, $81 million, $89 million and $89 million in fiscal years 2011 through 2014, respectively, to cover reductions in State aid; (v) a decrease of $218 million in fiscal year 2011 as a result of additional federal Medicaid participation and increases of $270 million and $390 million in fiscal years 2012 and 2013, respectively, to compensate for the shortfall in previously assumed additional federal Medicaid participation and to adjust for Medicaid participation that was received earlier than anticipated; (vi) decreases of $191 million, $226 million and $307 million in fiscal years 2011, 2013 and 2014, respectively, and an increase of $8 million in fiscal year 2012, as a result of other Medicaid changes; (vii) decreases of $50 million, $90 million, $120 million and $150 million in fiscal years 2011 through 2014, respectively, due to lower judgments and claims settlements; (viii) a decrease of $600million in fiscal year 2011 and increases of $400 million in each of fiscal years 2012 through 2014, in the reserve for changes in pension funding assumptions and methodology, as a result of adjustments in the expected timing and amount of such changes; (ix) a decrease in pension costs of $10 million in fiscal year 2011 and increases in pension costs of $149 million, $193 million and $135 million in fiscal years 2012 through 2014, respectively; (x) decreases in debt service of $336 million, $778 million, $27 million and $29 million in fiscal years 2011 through 2014, respectively, primarily as a result of lower interest rates and debt refunding; (xi) a reduction in prior year payables of $500 million and a reduction in the general reserve of $260 million in fiscal year 2011; (xii) an increase of $386 million in fiscal year 2012 as a result of City Council restorations and initiatives; (xiii) a net increase of $61 million in funding for the Department of Education (“DOE”) in fiscal year 2012, reflecting an increase of $218 million for the retention of pedagogical positions previously planned for elimination offset by $157 million of administrative reforms and efficiencies, a reduction in transportation costs and a transfer of funds from the New York City Educational Construction Fund; (xiv) decreases of $20 million, $107 million and $224 million in fiscal years 2012 through 2014, respectively, associated with the elimination of an assumed 1.25% wage increase in the third year of contracts negotiated in the next round of collective bargaining; (xv) decreases of $50 million in each of fiscal years 2011 and 2012 as a result of increases in federal payments toward retiree health insurance; and (xvi) net increases in other expenses of $508 million, $620 million, $336 million and $402 million in fiscal years 2011 through 2014, respectively.

In addition, the Financial Plan sets forth a gap-closing program to maintain budget balance in fiscal year 2011, to increase the forecast transfer of financial resources from fiscal year 2011 to fiscal year 2012, to achieve budget balance in fiscal year 2012, and to reduce previously projected gaps for each of fiscal years 2013 and 2014. The gap-closing actions include (i) agency programs reflecting reduced agency expenditures or increased revenues totaling $633 million, $1.2 billion, $1.2 billion and $1.1 billion in fiscal years 2011 through 2014, respectively; and (ii) pension reform for new employees resulting in savings of $131 million in fiscal year 2014, which requires State legislation. Of such gap-closing actions, $155million in fiscal year 2012 was restored during the budget adoption process and is reflected in increased expenditures described above. The agency programs include proposed headcount reductions in fiscal year 2012 through both layoffs and attrition.

The Financial Plan also reflects, since the June 2010 Financial Plan, an increase in the provision for prepayments of future expenses in fiscal year 2011, as a result of decreased expenditures or increased revenues, resulting in the net additional benefit of $3.7 billion in fiscal year 2012.

Interim comments from the New York City Comptroller indicate that since the release of the Financial Plan the outlook for the local economy has improved considerably. The City’s real Gross City Product (“GCP”) grew by 5.3 percent in CY 2010 compared to the July estimate of 3.6 percent. For CY 2011, the City has increased its July estimate of real GCP from $558.1 billion to $568.4 billion. Other positive developments include higher than expected Wall Street profits, a strong rebound in the tourism industry with a record number of visitors in CY 2010 after a drop-off in CY 2009, and increased real estate transactions. As a result of these factors, the City has increased its tax revenue forecast for fiscal year 2011 by $1.07 billion. The higher revenue forecasts together with net downward revisions to the July expenditure estimates and agency programs to eliminate the gap result in a projected fiscal year 2011 budget surplus of $3.151 billion. This surplus will fund a fiscal year 2011 Budget Stabilization Account to provide budget relief for fiscal year 2012 through the prepayment of a portion of fiscal year 2012 debt service. With the exception of personal income tax revenue, all other tax revenues have been revised upwards from the July estimates. The largest increases in tax revenues are business and sales tax revenues which account for $831 million of the increase. Tax revenues are expected to increase by $2.8 billion in fiscal year 2011 from the fiscal year 2010 level of $37.2 billion. In fact, projected fiscal year 2011 tax revenues of $39.98 billion are $1.22 billion higher than the pre-recession fiscal year 2008 level of $38.8 billion. However, after adjusting for post fiscal year 2008 State and City actions, which on net, are expected to generate additional tax revenues of $2.62 billion in fiscal year 2011, tax revenues in fiscal year 2011 are $1.4 billion less than fiscal year 2008. Tax revenues adjusted on a common rate and base with fiscal year 2008 are not expected to surpass the fiscal year 2008 level until fiscal year 2012.

General Government Results. For the fiscal year ending March 31, 2011, General Fund receipts, including transfers from other funds, totaled $54.4 billion, or $1.9 higher than in the prior fiscal year.  General Fund disbursements, including transfers to other funds, totaled $55.4 billion in fiscal year 2011. Disbursements in fiscal year 2011 were $3.2 billion (6.1 percent) higher than in the prior fiscal year. Spending growth was affected by the deferral of a $2.06 billion payment to schools from March 2010 to the statutory deadline of June 2010. Adjusting for this anomaly, spending would have been approximately $950 million below fiscal year 2010 levels.

The General Fund ended fiscal year 2011 with a closing balance of $1.38 billion, consisting of $1.0 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $136 million in the Community Projects Fund, $21 million in the Contingency Reserve, and $13 million in an undesignated fund balance. The closing balance was $928 million lower than fiscal year 2010. This reflected the planned use of a fund balance to pay for expenses deferred from fiscal year 2010 into fiscal year 2011.

Total tax receipts were $2.5 billion higher, mainly due to the growth in personal income tax collections, sales tax, estate taxes, and the real estate transfer tax, resulting from changes to the law as well as the economic recovery. Business tax collections fell by less than 2 percent from the prior year due to lower collections from the corporate and utility tax, insurance taxes, and bank taxes. Non-tax revenue was $631 million below the prior year.

Overall Financial Position. The State reported net assets of $27 billion, comprised of $65.8 billion in capital assets net of related debt, and $4.1 billion in restricted net assets, offset by an unrestricted net assets deficit of $42.9 billion. Net assets reported for governmental activities decreased by $328 million (comprised of $252 million from operations and a restatement of net asset balance of $76 million due to the implementation of an accounting standard which requires reporting for derivative instruments), decreasing from $28 billion to $27.7 billion from last fiscal year. Unrestricted net assets for governmental activities—the part of net assets that can be used to finance day-to-day operations without constraints established by debt covenants, enabling legislation, or other legal requirements—had a deficit of $40.5 billion at March 31, 2011.

The deficit in unrestricted governmental net assets, which increased by nearly $2 billion in 2011, exists primarily because the State has issued debt for purposes not resulting in a capital asset related to State governmental activities. Such outstanding debt included: securitizing the State’s future tobacco settlement receipts ($3 billion); eliminating the need for seasonal borrowing by the LGAC ($3.3 billion); and borrowing for local highway and bridge projects ($3.8 billion), local mass transit projects ($2.1 billion), and a wide variety of grants and other expenditures not resulting in State capital assets ($13.1 billion). This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of State governmental capital assets.

The net assets for business-type activities decreased by $734 million (comprised of $732 million from operations and a restatement of net asset balance of $2 million), to a deficit of $618 million in 2011 as compared to a surplus of $116 million in 2010. The decrease in net assets for business-type activities was caused primarily by:

unemployment benefit payments for the Unemployment Insurance Fund exceeding employer contributions ($601 million); SUNY and CUNY Senior College expenses exceeding revenues and State support ($165 million and $8 million, respectively); and a net restatement of CUNY’s beginning net assets ($2 million).

General Fund Budgetary Highlights. General Fund disbursements exceeded receipts by $926 million in 2010-11. The General Fund ended the fiscal year with a closing cash fund balance of $1.4 billion, which consisted of $1.2 billion in the State’s rainy day reserve funds ($1 billion in the Tax Stabilization Reserve Account and $175 million in the Rainy Day Reserve Account), $136 million in the Community Projects Account, $21 million in the Contingency Reserve Account, and $13 million in refund reserves.

Actual operating results were $9 million less favorable than anticipated in the original financial plan, and fell above the projections in the final financial plan by $19 million. The original financial plan projected that expenditures would exceed receipts by $917 million in 2010-11. During the fiscal year, actual receipts and disbursements were less than the level forecast in the original financial plan. The 2010-11 Enacted Budget plan assumed base tax growth of 2.2 percent. Actual base tax growth for 2010-11, at 2.1 percent, finished very close to the initial estimate. Based on the financial plan, lower than expected collections from personal income taxes and business taxes were nearly offset by higher than anticipated receipts from consumption and use and other taxes. Total disbursements for 2010-11 were lower than projected in the original financial plan, attributable to lower local aid spending, across virtually all areas; the most significant variances occurring in public health and social services. In addition, lower agency operations spending resulted from attrition, layoffs, and early retirement.

The final financial plan (issued on March 3, 2011) projected negative General Fund operating results of $945 million, or $19 million below actual results. The most significant variances from the final financial plan include higher-than-anticipated collections in personal income tax offset by lower collections for business taxes and higher spending driven by the timing of certain payments due and budgeted for the first quarter of 2011-12 but that were made in the final quarter of 2010-11.

Debt Administration. The State has obtained long-term financing in the form of voter-approved General Obligation debt (voter-approved debt) and other obligations that are authorized by legislation but not approved by the voters (non-voter-approved debt), including lease-purchase and contractual obligations where the State’s legal obligation to make payments is subject to and paid from annual appropriations made by the Legislature or from assignment of revenue in the case of Tobacco Settlement Revenue Bonds. Equipment and Building Capital Leases, and Mortgage Loan Commitments, which represent $399 million as of March 31, 2011, do not require legislative or voter approval. Other obligations include certain bonds issued through State public authorities, certificates of participation, and capital leases obtained through vendors. The State administers its long-term financing needs as a single portfolio of State-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State’s governmental activities—thus it is not expected to be repaid from resources generated by business-type activities. The State Finance Law allows the bonded portion of this single combined debt portfolio, which includes debt reported in both governmental and business-type activities, to include debt instruments which result in a net variable rate exposure in an amount that does not exceed 15 percent of total outstanding State-supported debt, and interest rate exchange agreements (swaps) that do not exceed 15 percent of total outstanding State-supported debt.

At March 31, 2011, the State had $465 million in State-supported (net) variable rate bonds outstanding and $2.3 billion in interest rate exchange agreements, in which the State issues variable rate bonds and enters into a swap agreement that effectively converts the rate to a fixed rate.  The variable rate bonds, net of those subject to the fixed rate swaps, were equal to 0.9 percent of the State-supported debt portfolio. Variable rate bonds that were converted to a synthetic fixed rate through swap agreements of $2.3 billion were equal to 4.4 percent of the total State-supported debt portfolio. Additionally, CUNY reported $177 million in fixed-to-variable rate swap agreements outstanding, which were all terminated by March 31, 2011.

The State Constitution, with exceptions for emergencies, limits the amount of general obligation bonds that can be issued to that amount approved by the voters for a single work or purpose in a general election. The State Finance Law, through the Debt Reform Act of 2000 (the “Act”), also imposes phased-in caps on new State supported debt issued and related debt service costs. The Act also limits the use of debt to capital works and purposes, and establishes a maximum length of term for repayment of 30 years. The Act applies to all State-supported debt. The

Act does not apply to debt issued prior to April 1, 2000, or to other obligations issued by public authorities where the State is not the direct obligor.

The construction of certain State office buildings, campus facilities, and other public facilities has been financed through bonds and notes issued by public benefit corporations pursuant to lease/purchase agreements with the State. The State has also entered into financing arrangements with public benefit corporations that have issued bonds to finance past State budgetary deficits and grants to local governments for both capital and operating purposes. These lease/purchase and other financing arrangements which the State will repay over the duration of the agreements constitute long-term liabilities. The amount included in obligations under lease/purchase and other financing arrangements consists of total future principal payments and equals the outstanding balance of the related bonds and notes. Reporting relative to capitalized interest is also not included for leased capital assets.

Risk Management. The State does not insure its buildings or their contents against theft, fire or other risks and does not insure its automobiles against the possibility of bodily injury and property damage. However, the State does have fidelity insurance on State employees. Workers’ compensation coverage is provided on a self-insurance basis.

Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings, and other alleged violations of state and federal laws.

Included in the State’s outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs, primarily involving the State’s Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care that could require substantial increased financing of the litigated programs in the future.

With respect to pending and threatened litigation, the State has reported, in the governmental activities, liabilities of $538 million, of which $253 million pertains to SUNY, for awarded and anticipated unfavorable judgments. In addition, the State is party to other claims and litigation that its legal counsel has advised may result in possible adverse court decisions with estimated potential losses of approximately $397 million.

Ratings. As of August 2011, all outstanding general obligation bonds of the State of New York are rated AA by S&P and Aa2 by Moody’s, and all outstanding general obligation bonds of the City of New York are rated AA by S&P and Aa2 by Moody’s. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

Investment Restrictions

The Fund has adopted the following fundamental investment restrictions.  They may not be changed unless approved by a majority of the outstanding shares of the Fund.  The term “majority of the outstanding shares” of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  The Fund may not:

1.
Make portfolio investments other than as described under “Description of the Fund and Its Investments and Risks” or in any other form of federal tax-exempt investment which meets the Fund’s high quality criteria, as determined by the Manager, and which is consistent with the Fund’s objectives and policies.

2.
Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes.  This includes the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

3.	Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

4.
Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options.  However, securities subject to a demand obligation and stand-by commitments may be purchased as set forth under “Description of the Fund and Its Investments and Risks.”

5.	Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

6.
Purchase securities subject to restrictions on disposition under the Securities Act of 1933 (“restricted securities”), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 5% of the Fund’s net assets.

7.
Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.  This shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

8.	Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under “Description of the Fund and Its Investments and Risks.”

9.	Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

10.
Invest more than 25% of its assets in the securities of “issuers” in any single industry.  The Fund may invest more than 25% of its assets in Participation Certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security.  Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-government user, then such non-government user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.  Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the 1940 Act), with respect to 75% of the total assets of the Fund, not more than 10% of the Fund’s assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution.  However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a Non-Controlled Person (as such term is defined in Rule 2a-7 of the 1940 Act).

11.
Invest in securities of other investment companies.  The Fund may purchase (i) unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund’s net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) securities as permitted by Section 12(a) of the 1940 Act.

12.	Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with a permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund’s assets will not constitute a violation of such restriction.

Disclosure of Portfolio Holdings

The Fund’s Board of Directors has adopted the Manager’s policies and procedures relating to the disclosure of Fund portfolio holdings information (the “Policy”).  The Policy prohibits the disclosure of portfolio holdings unless:  (1) the disclosure is in response to a regulatory request and the Chief Compliance Officer (“CCO”) of the Fund has authorized such disclosure;  (2) the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement, where available, with the Fund or its agents and the CCO of the Fund has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include (a) annual certifications relating to the confidentiality of such information or (b) the conditioning of the receipt of such information upon the entity agreeing to maintain the confidentiality of the information, along with other representations, where such representations accompany the transmittal of the information);  (3) the disclosure is made to parties involved in the investment process, administration or custody of the Fund, including its Board of Directors;  (4) the disclosure is in connection with (a) a monthly, quarterly, semi-annual or annual report that is available to the public or (b) other periodic disclosure that is publicly available; or (5) the disclosure is made pursuant to prior written approval of the CCO of the Fund.  The Manager shall not accept on behalf of itself, its affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of such Fund.  Any disclosure made pursuant to Item 5 above is reported to the Board at the next quarterly meeting.  This Policy may change at any time without prior notice to shareholders.

Subject to the Fund’s policies described in Item 2 above, the Manager and/or the Fund maintains ongoing arrangements with the following rating or statistical agencies or agencies providing similar functions pursuant to which non-public information about the Fund’s portfolio securities holdings, including information derived from such holdings (e.g., breakdown of portfolio holdings by securities type, percentage of holdings subject to alternative minimum tax, weighted average maturity of the portfolio, etc.), may be provided:

Entity and Type of Information	Frequency	Lag Time
iMoneyNet, Inc. (information derived from the portfolio)	Weekly	1 business day lag
Investment Company Institute (information derived from the portfolio)	Monthly	10 business day lag
Lipper, Inc. (information derived from the portfolio)	Quarterly	15 calendar day lag

In addition, portfolio holdings information may be provided to the Fund’s service providers on an as-needed basis in connection with the services provided to the Fund by such service providers.  Information may be provided to these parties without a time lag.  Service providers that may be provided with information concerning the Fund’s portfolio holdings include the Manager and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, and financial printers.  Portfolio holdings information may also be provided to the Fund’s Board of Directors.

The entities to whom the Fund provides portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information provided.  Neither the Fund nor the Manager or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements.  There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Fund’s portfolio holdings by individuals or entities in possession of such information.

MANAGEMENT OF THE FUND

The Fund’s Board of Directors, which is responsible for the overall management and supervision of the Fund, employs the Manager to serve as investment manager of the Fund.  The Manager provides persons satisfactory to the Fund’s Board of Directors to serve as officers of the Fund.  Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.

The following table shows the Directors and executive officers of the Fund and their principal occupations during the last five years.  Unless otherwise specified, the address of each of the following persons is 1411 Broadway, 28th floor, New York, NY 10018.

Directors and Officers Information

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Disinterested Directors:
Edward A. Kuczmarksi, 1949	Director	Since 1984	Certified Public Accountant and Partner of Crowe Horwath LLP (formerly Hays & Company before merger in 2009) since 1980.	Director/Trustee of seven portfolios	Trustee of the Empire Builder Tax Free Bond Fund and Director of ISI Funds.
Caroline E. Newell, 1940	Director	Since 1984	Director of the Park Avenue Church Day School since 2001. Director of Le Chateau des Enfants and the American School in Switzerland, both since 1990.	Director of one portfolio	Trustee of the Empire Builder Tax Free Bond Fund
John P. Steines, 1948	Director	Since 1984	Counsel at Cooley, Godward & Kronish LLP since April 2004. Professor of Law, New York University School of Law since 1980.	Director of one portfolio	Trustee of the Empire Builder Tax Free Bond Fund
Interested Director:
Steven W. Duff, 1953	Director2 President and Trustee	Since 1994 1994-2007
Executive Vice President, Chief Investment Officer and Member of Reich & Tang Asset Management, LLC (“RTAM, LLC”), a registered Investment Advisor.  Mr. Duff has been associated with RTAM, LLC since 1994.  Mr. Duff is also Director/Trustee of two other funds in the Reich & Tang Fund Complex and serves as a Director of Reich & Tang  Distributors, Inc.  Prior to December 2007 Mr. Duff was President of the Fund and President of nine funds in the Reich & Tang Fund Complex, Principal Executive Officer of Delafield Fund, Inc., and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.
				Director/Trustee of seven portfolios	None

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served1	Principal Occupation(s) During Past 5 Years
Interested Officers:
Michael P. Lydon, 1963	President Vice President	Since 2007 2005-2007
President, Chief Executive Officer and Member of RTAM, LLC.   Associated with RTAM, LLC since January 2005.  Mr. Lydon is also President and Director/Trustee of two other funds in the Reich & Tang Fund Complexand President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.  Mr. Lydon also serves as Chief Executive Officer and Member of Reich & Tang Deposit Solutions, LLC, Executive Vice President and Director of Reich & Tang Distributors Inc., President, Chief Executive Officer and Director for Reich & Tang Services, Inc., and President, Chief Executive Officer and Member of Stable Custody Group LLC and Stable Custody Group II LLC.  Prior to 2007, Mr. Lydon was Vice President of twelve funds in the Reich & Tang Fund Complex.

Christopher Brancazio, 1965	Chief Compliance Officer and AML Officer	Since 2007
Senior Vice President, Chief Compliance Officer, AML Officer and Secretary of RTAM, LLC.  Mr. Brancazio has been associated with RTAM LLC since September 2007. Mr. Brancazio is also Chief Compliance Officer and AML Officer of three other funds in the Reich & Tang Fund Complex.  Mr. Brancazio also serves as Senior Vice President, Chief Compliance Officer, AML Officer and Secretary of Reich & Tang Deposit Solutions, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc., Stable Custody Group LLC and Stable Custody Group II LLC.  From February 2007 to August 2007, Mr. Brancazio was a Compliance Officer at Bank of New York Asset Management.  From March 2002 to February 2007.  Mr. Brancazio served as Vice President, Chief Compliance Officer, and AML Officer of Trainer Wortham & Co. Inc., and the Trainer Wortham Mutual Funds.

Esther Cheung 1980	Treasurer and Assistant Secretary	Since 2010
Head of Fund Accounting for RTAM, LLC.  Ms. Cheung is also Vice President/Assistant Treasurer of two other funds and Treasurer and Assistant Secretary of one other fund in the Reich & Tang Complex.  Ms. Cheung has been associated with RTAM, LLC since June 2010.  From February 2004 to May 2010, Ms. Cheung was an audit manager at KPMG, LLP.

Richard De Sanctis, 1956	Vice President Treasurer and Assistant Secretary	Since 2005 1992 to 2004
Executive Vice President and Chief Operating Officer of RTAM, LLC.  Associated with the Manager since 1990. Mr. De Sanctis is also Vice President of three other funds in the Reich & Tang Fund Complex.  Mr. De Sanctis also serves as Executive Vice President, Chief Operating Officer and Member of Reich & Tang Deposit Solutions, LLC, Stable Custody Group LLC and Stable Custody Group II LLC., Executive Vice President, Chief Operating Officer and Director of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

Chris Gill, 1964	Vice President	Since 2008
Senior Vice President and Assistant Secretary of RTAM LLC. Mr. Gill has been associated with RTAM LLC and its predecessor since February 1994. Mr. Gill is also Vice President of three other funds in the Reich & Tang Complex. Mr. Gill is a Senior Vice President and Director of Reich & Tang Distributors, Inc., and Reich & Tang Services, Inc., Senior Vice President and Member of Reich & Tang Deposit Solutions, LLC, Senior Vice President of Stable Custody Group LLC and Stable Custody Group II LLC.

Joseph Jerkovich, 1968	Vice President Treasurer and Assistant Secretary Vice President	Since 2010 2008 to 2010 2007 to 2008
Senior Vice President and Chief Financial Officer of RTAM, LLC, Reich & Tang Deposit Solutions, LLC and Reich & Tang Services, Inc.  Associated with RTAM, LLC since September 2004.  Mr. Jerkovich is Treasurer and Assistant Secretary of the two other funds and Vice President to one other fund in the Reich & Tang Fund Complex Mr. Jerkovich also serves as Senior Vice President, Chief Financial Officer and Member of Reich & Tang Deposit Solutions, LLC, Senior Vice President and Chief Financial Officer of Reich & Tang Distributors, Inc., Senior Vice President, Chief Financial Officer and Director of Reich & Tang Services, Inc., Senior Vice President, Chief Financial Officer, Treasurer and Member of Stable Custody Group LLC and Stable Custody Group II LLC. From 2007 to 2008 Mr. Jerkovich was Vice President of eight Funds in the Reich & Tang Fund Complex.  Mr. Jerkovich was Vice President and Chief Investment Officer at Winklevoss Consulting from May 2002 to June 2004.

Christine Manna, 1970	Secretary	Since 2007
Vice President and Secretary of RTAM, LLC. Ms. Manna is also Secretary of three other funds in the Reich & Tang Complex. Ms. Manna has been associated with RTAM, LLC and its predecessors since June 1995. Ms. Manna is also a Vice President and Assistant Secretary of Reich & Tang Deposit Solutions, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc., Stable Custody Group LLC and Stable Custody Group II LLC.

Robert Rickard, 1969	Vice President	Since 2007
Senior Vice President of RTAM LLC and Reich & Tang Distributors, Inc. Associated with RTAM, LLC since December 1991. Mr. Rickard is also Vice President of three other funds in the Reich & Tang Fund Complex

(1)
Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s Articles of Incorporation, as amended, and Amended and Restated By-Laws.  Each officer will hold office for an indefinite term until the date he resigns or retires or until their successor is elected and qualifies.

(2)	Steven W. Duff is deemed an interested person of the Fund, as defined in the 1940 Act, due to his affiliation with the Manager.

The Role of the Board

The Board of Directors (the “Board”) oversees the management and operations of the New York Daily Tax Free Income Fund, Inc. (the “Fund”).  Like most mutual funds, the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Fund’s Manager, Distributor, Custodian, and Transfer Agent, each of which is discussed in greater detail in this Statement of Additional Information.  In supervising the Fund’s operations and delegating special responsibilities involving portfolio management to the Manager, the Board established a Statement of Procedures as to Valuation of Portfolio Securities for the Fund (the “Rule 2a-7 Procedures”) in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”), which are reasonably designed, taking into account current market conditions and the Fund’s investment objectives, to stabilize the Fund’s net asset value per share, as computed for the purposes of distribution, redemption and repurchase, at a single value.

The Board has appointed senior employees of the Manager as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations.  The Board receives quarterly reports from these officers and the Fund’s service providers regarding the Fund’s operations.  For example, consistent with the Fund’s Rule 2a-7 Procedures, the Board receives reports on the Fund’s investment portfolio and the Manager confirms that all portfolio investments meet the high quality credit, minimal credit risk and maturity requirements under Rule 2a-7 of the 1940 Act.  The Manager also provides a monthly mark-to-market report to confirm that the weekly deviation between the Fund’s market value and amortized cost value was within the limits allowable under Rule 2a-7 of the 1940 Act.  The Manager also provides periodic updates to the Board regarding general market conditions and the impact that these market conditions may have on the Fund.  The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters.  Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Fund operations.  The Board also holds special meetings when necessary and from time to time one or more members of the Board may also consult with management in less formal settings, between scheduled “Board Meetings”, to discuss various topics.  In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively.  It has established two standing committees, an Audit Committee and a Nominating Committee, which are discussed in greater detail under “Management of the Fund – Board Committees” below.  75% of the members of the Board are Independent Directors and each of the Audit and Nominating Committees is comprised entirely of Independent Directors.  The Chairman of the Board is an Executive Vice President and the Chief Investment Officer of the Manager and was previously the Chief Executive Officer of the Manager (“CEO”) for 15 years.  The Board reviews its structure annually.  In developing its structure, the Board has considered that the Chairman of the Board, as the Chief Investment Officer and former CEO of the Manager, can provide valuable input based on his tenure with the Manager and experience in the types of securities in which the Fund invests. The Board has also determined that the function and composition of the Audit and Nominating Committees are appropriate means to provide effective oversight on behalf of Fund shareholders and address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Director.

Board Oversight of Risk Management

The Board of Directors oversees various elements of risk relevant to the business of the Fund. Risk is a broad category that covers many areas, including, without limitation, financial and investment risk, compliance risk, business and operational risk and personnel risk. The Board and its Committees receive and review various reports on such risk matters and discuss the results with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the Audit Committee meets regularly with the Treasurer and the Fund’s independent public accounting firm and, when appropriate, with other personnel of the Manager to discuss, among other things, the internal control structure of the Fund’s financial reporting function as well as other accounting issues. The Independent Directors meet with the Chief Compliance Officer to discuss compliance risks relating to the Fund, the Manager and the other service providers. The full Board receives reports from the Manager as to investment risks as well as other risks. The full Board also receives reports from the Audit Committee regarding the risks discussed during that committee meeting. In addition, the full Board receives reports from the Internal Audit Group of the Manager’s parent company. The Board relies heavily on these reports as they detail all of the relevant risks related to the Manager regarding the Fund’s business, including, any steps taken to remedy any identified deficiencies.

Information about Each Director’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as a Director of the Fund in light of the Fund’s business and structure.  In addition to a demonstrated record of business and/or professional accomplishment, most of the Directors have served on boards for organizations other than the Fund, and have served on the Board for a number of years.  They therefore have substantial board experience and, in their service to the Fund, have gained substantial insight as to the operation of the Fund and have demonstrated a commitment to discharging oversight duties as directors in the interests of shareholders.  The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Directors is reviewed.  In conducting its annual self-assessment, the Board has determined that the Directors have the appropriate attributes and experience to continue to serve effectively as Directors of the Fund.

In addition to the information provided in the charts above, certain additional information regarding the Directors and their Director Attributes is provided below. The information is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to shareholder interests.

Mr. Duff is an Executive Vice President and the Chief Investment Officer of the Manager and was previously the CEO for fifteen years.  As Chief Investment Officer, Mr. Duff has intimate knowledge of the Manager and the Fund, its operations, personnel and financial resources.  His position of responsibility at the Manager, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Fund.  Mr. Duff has over 16 years of experience on the boards of directors of the Reich & Tang funds and therefore understands the regulation, management and oversight of money market funds.

Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant.  Mr. Kuczmarski also currently serves as a director of other mutual funds.  In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges.  Mr. Kuczmarski has over 26 years of experience on the boards of directors of the Reich & Tang funds and therefore understands the regulation, management and oversight of money market funds.

Ms. Newell currently serves as a director of Park Avenue Church Day School, the Le Chateau des Enfants and the American School in Switzerland. Ms. Newell also currently serves as director of another mutual fund. Ms. Newell has over 25 years experience as a Director of the Fund and therefore understands the regulation, management and oversight of money market funds.

Mr. Steines has been a full-time Professor at New York University School of Law since 1980, specializing in taxation, and also practices law as a tax attorney. Mr. Steines currently serves as director of another mutual fund. Mr. Steines has over 25 years experience as a Director of the Fund and therefore understands the regulation, management and oversight of money market funds.

Board Committees

The Board has an Audit Committee that meets at least annually to assist the Board in selecting, overseeing and setting the compensation of the Fund’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit or non-audit services performed by the independent registered public accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for the Manager and certain control persons of the Manager.  The Audit Committee also meets with the Fund’s independent registered public accounting firm to review the Fund’s financial statements and to report on its findings to the Board, and to provide the independent registered public accounting firm the opportunity to report on various other matters. The members of the Audit Committee are Edward A. Kuczmarski, Caroline E. Newell and John P. Steines, Jr.  The Audit Committee met twice during the fiscal year ended April 30, 2011.

The Board also has a Nominating Committee comprised of Edward A. Kuczmarski, Caroline E. Newell, and John P. Steines, Jr. to whose discretion the selection and nomination of Directors who are not “interested persons,” as defined in the 1940 Act, of the Fund is committed.  The Nominating Committee did not hold any meetings during the fiscal year ended April 30, 2011.  Nominees recommended by shareholders are considered by the Nominating Committee to the extent required by applicable law.

The following table shows the dollar range of Fund shares beneficially owned by each director as of December 31, 2010:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Disinterested Directors:
Edward A. Kuczmarski	$1 - $10,000	$10,001 - $50,000

Caroline E. Newell	None	None

John E. Steines, Jr.	None	None

Interested Director: Steven W. Duff	None	Over $100,000

The Fund paid an aggregate remuneration of $37,500 to its Directors with respect to the period ended April 30, 2011, all of which consisted of aggregate Directors’ fees paid to the three disinterested Directors, pursuant to the terms of the Investment Management Contract (See “Investment Advisory and Other Services” herein).

Directors of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $7,000 and a fee of $1,375 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.  Directors who are affiliated with the Manager do not receive compensation from the Fund.  (See “Compensation Table”).

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors*
Edward A. Kuczmarski, Director	$12,500	0	0	$ 97,450 (7 funds)
Caroline E. Newell, Director	$12,500	0	0	$ 12,500 (1 fund)
John P. Steines, Jr., Director	$12,500	0	0	$ 12,500 (1 fund)

*These figures represent the total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ended April 30, 2011.  The total number of Funds in the same Fund complex from which the Directors receive compensation is listed in parenthesis.  A Fund is considered to be the same Fund complex if, among other things, it shares a common investment adviser with the Fund.

Information About Proxy Voting

Information regarding the Fund’s proxy voting record for the 12 month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year.  The Fund’s Form N-PX is available without charge, upon request, by calling the Fund toll free at (800) 433-1918 and on the SEC’s website (http//www.sec.gov).  The Fund does not presently invest in voting securities and has therefore not adopted proxy voting policies and procedures.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

On July 31, 2011 there were 137,226,815 shares of Class A common stock outstanding, 2,261,534 shares of Class B common stock outstanding and 91,538,508 shares of Advantage Class common stock outstanding.  As of July 31, 2011, the amount of shares owned by all officers and Directors of the Fund as a group was less than 1% of the outstanding shares of the Fund.

Set forth below is certain information as to persons who owned 5% or more of each class of the Fund’s outstanding common stock as of July 31, 2011:

Name and Address	% of Class	Nature of Ownership

Class A

Pershing LLC Attn: Cash Management Dept. One Pershing Plaza Jersey City, NJ 07399	13.14%	Record

Key Bank – HNW 127 Public Square Cleveland, OH 44114	11.08%	Record

Mr. Jonathan F. Boucher 767 Fifth Avenue, 48th Floor New York, NY 10153	5.77%	Beneficial

Class B

Pershing LLC Attn: Cash Management Dept. One Pershing Plaza Jersey City, NJ 07399	63.47%	Record

Maura Doyle 45 Mill Creek Close Water Mill, NY 11976-0786	14.33%	Beneficial

Robert S. Grande #2 12 Willow Lane Irvington, NY 10533	11.03%	Beneficial

Richard De Sanctis and Veronica De Sanctis JTTEN c/o Reich & Tang 1411 Broadway, 28th Floor New York, NY 10018	6.74%	Beneficial

Advantage Shares

Oppenheimer & Co. For the Benefit of Various Customers 125 Broad Street New York, NY 10004	100.00%	Record

INVESTMENT ADVISORY AND OTHER SERVICES

The investment manager for the Fund is Reich & Tang Asset Management, LLC, a Delaware limited liability company with principal offices at 1411 Broadway, 28th Floor, New York, New York 10018.  The Manager was, as of July 31, 2011, investment manager, adviser, or sub-adviser with respect to assets aggregating in excess of $13.6 billion.  The Manager has been an investment adviser since 1970 and currently is manager or sub-advisor of fourteen portfolios of registered investment companies, of which it acts as administrator for ten.

The Manager is a direct subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm.  Natixis is principally owned by BPCE, France’s second largest banking group.  BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.  An affiliate of the French Government is an investor in non-voting securities of BPCE and has limited, non-controlling representation on the supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time.  The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France.  The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

Natixis Global Asset Management’s assets under management totaled $772.5 billion as of June 30, 2011.

On March 8, 2011, the Board of Directors, including a majority of the Directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, most recently approved the continuance of the Investment Management Contract for a term extending to April 30, 2012. The contract may be continued in force for successive twelve-month periods beginning each May 1, provided that such continuance is specifically approved annually by a majority vote of the Fund’s outstanding voting securities or by its Board of Directors, and in either case by a majority of the Directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

Pursuant to the Investment Management Contract, the Manager manages the Fund’s portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.  The Manager provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Manager or its affiliates.

The Investment Management Contract is terminable without penalty by the Fund on sixty days’ written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days’ written notice, and will automatically terminate in the event of its assignment.  The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties.

Under the Investment Management Contract, the Manager receives from the Fund a fee equal to 0.30% per annum of the Fund’s average daily net assets.  The fees are accrued daily and paid monthly. For the fiscal years ended April 30, 2011, April 30, 2010 and April 30, 2009, the Manager received the management fees set forth in the table below:

	Management Fees
Fiscal Year Ended:	Payable	Waived	Paid
April 30, 2011	$ 740,277	$101,157	$ 639,120
April 30, 2010	$ 851,543	$ 52,586	$ 798,957
April 30, 2009	$1,112,299	$ 0	$1,112,299

The Fund’s net assets at the close of business on April 30, 2011 totaled $212,072,503.

Pursuant to the Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by The Bank of New York Mellon, the Fund’s accounting agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to 0.21% per annum of the Fund’s average daily net assets.  For the fiscal years ended April 30, 2011, April 30, 2010 and April 30, 2009, the Manager received the administrative fees set forth in the table below:

	Administrative Fees
Fiscal Year Ended:	Payable	Waived	Paid
April 30, 2011	$518,194	$493,194	$ 25,000
April 30, 2010	$596,080	$376,236	$219,844
April 30, 2009	$778,609	$ 0	$778,609

The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of these fees for purposes of shareholder services and distribution of the Fund’s shares.  There can be no assurance that such fees will be waived in the future (see “Distribution and Service Plans” herein).

Investment management fees and operating expenses which are attributable to more than one Class of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional expenses for shareholder services and distribution services provided by Participating Organizations (including Oppenheimer & Co. Inc.) to Fund shareholders, may be compensated for by the Distributor from its own resources, which includes the shareholder servicing and fees and past profits or by the Manager from its own resources, which includes the management fee, administrative services fee and past profits.  Expenses incurred in the distribution and servicing of Class B shares shall be paid by the Manager (see “Distribution and Service Plans” herein).

Distribution And Service Plans

The Fund’s distributor is Reich & Tang Distributors, Inc. (the “Distributor”) a Delaware corporation with principal offices at 1411 Broadway, 28th Floor, New York, New York 10018, an affiliate of the Fund’s Manager.  Pursuant to Rule 12b-1 under the 1940 Act (the “Rule”), the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund’s Board of Directors has adopted a distribution and service plan on behalf of each Class of shares each a “Plan” and collectively, (the “Plans”) and, pursuant to the Plans, the Fund has entered into Distribution Agreements (with respect to all Classes) and Shareholder Servicing Agreements (with respect to Class A and Advantage Shares only) with the Distributor, as distributor of the Fund’s shares.

Under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund’s shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.  The Distribution Agreement (with respect to the Fund’s Class A and B shares) provides that the Distributor will receive nominal consideration (i.e. $1.00) for providing such distribution related services.

Pursuant to the Distribution Agreement for the Advantage Shares, the Distributor receives a distribution fee of 0.45% per annum of the Advantage Shares’ average daily net assets (the “Advantage Distribution Fee”) for providing distribution related services and for making payments to Oppenheimer & Co. Inc. for providing assistance in distributing the Advantage Shares.

Under the Shareholder Servicing Agreements, the Distributor receives from the Fund a service fee equal to 0.20% per annum of the average daily net assets of the Class A shares and 0.25% per annum of the average daily net assets of the Advantage Shares of the Fund (the “Shareholder Servicing Fee”) for providing or arranging for others to provide personal shareholder services and for the maintenance of shareholder accounts.

The Shareholder Servicing Fee and the Advantage Distribution Fee are accrued daily and paid monthly and any portion of the Shareholder Service Fee may be deemed to be used by the Distributor for purposes of providing servicing or making payments to Participating Organizations (including Oppenheimer & Co. Inc. with respect to

Advantage Shares) with respect to servicing their clients or customers who are Class A and Advantage shareholders of the Fund.  The Class B shareholders will generally not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a shareholder servicing fee.  Any portion of the Advantage Distribution Fee may be deemed to be used by the Distributor for purposes of distribution of the Advantage Shares.

The following table provides the total fees paid by each Class of the Fund (after waiver for the Advantage Shares) pursuant to the Plans and the manner in which payments were made pursuant to the Plan for certain types of activities for the fiscal year ended April 30, 2011:

	Class A Shares	Class B Shares	Advantage Shares
Total fees paid by each Class of the Fund under the Plan:	-	-	-
Payments made by the Manager and Distributor to or on behalf of Participating Organizations:	$307,396	$4,281	$279,885
Breakdown of payments made pursuant to the Plan for certain types of activities:
Advertising:	$0	$0	$0
Printing and mailing of prospectuses to other than current shareholders:	$1,401	$1,400	$1,447
Compensation to underwriters:	$0	$0	$0
Compensation to broker-dealers:	$307,396	$4,281	$279,885
Compensation to sales personnel:	$7,337	$7,335	$0
Interest, carrying or other financing charges:	$0	$0	$0
Travel and entertainment for sales personnel:	$779	$777	$0
Miscellaneous expenses:	$126	$127	$0

For the fiscal year ended April 30, 2011, the total amount spent pursuant to the Plan for Class A shares was 0.21% of the average daily net assets of the Class A shares of the Fund, of which 0.00% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing 0.21% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources including the management fee and administrative services fees.

For the fiscal year ended April 30, 2011, the total amount spent pursuant to the Plan for Class B shares was 0.48% of the average daily net assets of the Class B shares of the Fund.  These payments represent distribution and servicing expenses funded by the Manager (which may be deemed an indirect payment by the Fund).

For the fiscal year ended April 30, 2011, the total amount spent pursuant to the Plan for the Advantage Shares was 0.29% of the average daily net assets of the Advantage Shares of the Fund, of which 0.00% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Distribution Agreement and Shareholder Servicing Agreement, and an amount representing 0.29% was paid by the Manager (which may be deemed an indirect payment by the Fund).  The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources including the management fee and administrative services fees.

The Plans and the Shareholder Servicing Agreements provide that the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreements and Participating Organization agreement, as the case may be, with respect to the Class A and Advantage  shares and (ii) preparing, printing and delivering the Fund’s prospectus to existing shareholders of the Fund and preparing and printing Fund application forms for shareholder accounts.

The Plans provide that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund’s Class A and Advantage Shares; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other personnel in connection with the distribution of the Fund’s shares. The Manager, at its expense, also may from time to time provide additional promotional incentives to Participating Organizations who sell Fund shares.  The Distributor may also make payments from time to time from its own resources, which may include (1) the Shareholder Servicing Fee with respect to Class A and Advantage Shares and past profits for the purpose enumerated in (i) above and (2) the Advantage Distribution Fee and past profits for the purposes enumerated in (ii) and (iii) above.  The Distributor will determine the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract, the Administrative Services Contract, the Shareholder Servicing Agreements, or the Advantage Distribution Agreement in effect for that year.

The Distributor or an affiliate may, from time to time, at its expense and out of its own resources (a source of which may be the 12b-1 fees paid by the Fund under the Plan), make cash payments to some but not all Participating Organizations for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers’ assets in the Fund.  These payments may be referred to as “revenue sharing,” but do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales.  Revenue sharing payments may be made to Participating Organizations that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services.  The Distributor negotiates the level of payments described above to any particular Participating Organization with each firm, based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates.  The amount of these payments may be significant and may create an incentive for the Participating Organization to sell shares of the Fund to you or to recommend one fund complex over another.  Please speak with your Participating Organization to learn more about payments made to them by the Distributor or its affiliates.  In addition, to the extent allowable under the Financial Industry Regulatory Authority (“FINRA”) rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for certain Participating Organizations and may provide non-cash compensation to certain Participating Organizations like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

In accordance with Rule 12b-1, the Plans provide that all written agreements relating to the Plans entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund’s Board of Directors. In addition, the Plans require the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for servicing and distribution purposes pursuant to the Plans and identifying the servicing and distribution activities for which those expenditures were made.

The Plans were most recently approved on March 8, 2011, to continue in effect until April 30, 2012.  Thereafter, the Plans may continue in effect for successive annual periods commencing May 1, provided they are approved by the shareholders of the Class covered by the Plan or by the Board of Directors, including a majority of Directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans or in the agreements related to the Plans.  Each Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without shareholder approval, and that other material amendments must be approved by the Directors including a majority of Directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans or in the agreements related to the Plans.  Each Plan may be terminated at any time by a vote of a majority of the disinterested Directors of the Fund or the respective shareholders.

Custodian and Transfer Agent

The Bank of New York Mellon, 2 Hanson Place – 7th Floor, Brooklyn, NY 11217, is custodian for the Fund’s cash and securities. Reich & Tang Services, Inc. (“Reich & Tang”), an affiliate of the Manager, located at 1411 Broadway, 28th floor, New York, NY 10018, is transfer agent and dividend agent for the Class A, Class B and Advantage Shares of the Fund.  As transfer agent, Reich & Tang performs various functions including the processing of shareholder purchase, redemption and exchange transactions and the maintenance of shareholder records regarding such transactions.  As dividend agent, Reich & Tang makes dividend payments to Fund shareholders on behalf of the Fund and performs certain recordkeeping and reporting functions regarding such payments.  Pursuant to the Transfer Agency Agreement between Reich & Tang and the Fund, Reich & Tang, as transfer agent and dividend agent, receives a fee of $17.40 per account per year or a minimum of 0.05% of the monthly average net assets of the Class A and Class B shares of the Fund.  The custodian and transfer agents do not assist in, and are not responsible for, investment decisions involving assets of the Fund.  For the fiscal year ended April 30, 2011, Class A and Class B Shares had all of their transfer agency fees waived, following voluntary fee waivers.

Counsel and Independent Registered Public Accounting Firm

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul Hastings LLP, 75 East 55th Street, New York, NY 10022.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017, independent registered public accounting firm, have been selected as the independent registered public accountants for the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund’s purchases and sales of portfolio securities are usually principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available.  Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases Participation Certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the Participation Certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal to the extent prohibited by applicable law. In addition, the Fund will not buy bankers’ acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

CAPITAL STOCK AND OTHER SECURITIES

The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share.  The Fund’s Board of Directors is authorized to divide the shares into separate series of stock, one for each of the portfolios that may be created. Each share of any series of shares when issued will have equal dividend, distribution and liquidation rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share.  Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series.  Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Fund is subdivided into four classes of common stock: Class A, Class B, Advantage Shares and Victory Class (not currently offered).  Each share, regardless of class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that:  (i) the Class A, Class B and Advantage Shares will have different Class designations; (ii) only the Class A and Advantage shares will be assessed a service fee pursuant to the Plans of 0.20% of the Class A’s average daily net assets and 0.25% of the Advantage Shares’ average daily net assets; (iii) only the Advantage Shares will be assessed a distribution fee pursuant to the Plan for the Advantage Shares of 0.45% of the average daily net assets of the Advantage Shares; (iv) each Class will vote separately on matters relating solely to that Class under the Plans and any related agreements in accordance with provisions of Rule 12b-1; and (v) the exchange privilege permits shareholders to exchange their shares only for shares of the same class of an investment company that participates in an exchange privilege program with the Fund (except for the Advantage Shares which does not offer an exchange privilege). Payments that are made under the Plans will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.

Under its Articles of Incorporation, as amended, the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund’s Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a “personal holding company” for federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so.  In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund will not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund’s shareholders. This is because the By-laws of the Fund provide for annual or special meetings only (i) for the election (or re-election) of Directors, (ii) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (iii) for approval of the Fund’s distribution agreement with respect to a particular class or series of stock, and (iv) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund Director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until his successor is elected or qualified, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The material relating to the purchase, redemption and pricing of shares for each Class of shares is located in the Shareholder Information section of each Prospectus and is incorporated herein by reference.

Net Asset Value

The Fund does not determine net asset value per share on (i) any day in which the New York Stock Exchange is closed for trading (i.e., New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and (ii) Columbus Day and Veterans’ Day.  However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value.

The net asset value of the Fund’s shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day (as defined in the Prospectuses). The net asset value is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.

The Fund’s portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.  If fluctuating interest rates or credit issues cause the market value of the Fund’s share price to be less than $0.997 or greater than $1.003, the Board of Directors will consider whether any action should be initiated to prevent the share price from going below $0.995 per share or above $1.005, as described in the following paragraph.  Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

The Fund’s Board of Directors has established procedures to stabilize the Fund’s net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund’s $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 60 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Manager determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities.  (See “Description of the Fund and Its Investments and Risks” herein.)

TAXATION OF THE FUND

The Fund has elected to qualify and intends to continue to qualify each year under the Code and under New York law as a regulated investment company that distributes exempt-interest dividends. It intends to continue to qualify as long as qualification is in the best interests of its shareholders, because qualification relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

The Fund’s policy is to distribute as dividends each year 100% and in no event less than 90% of its net tax-exempt interest income. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on obligations, the interest on which is exempt from regular federal income tax, and reported by the Fund as exempt-interest dividends. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.

Exempt-interest dividends are excludable from gross income by the Fund’s shareholder under the Code although the amount of that interest must be disclosed on the shareholder’s federal income tax returns.  A shareholder should consult his or her tax advisor with respect to whether exempt-interest dividends retain the exclusion under the Code if such shareholder would be treated as a substantial user or related person with respect to some or all of the “private activity bonds”, if any, held by the Fund.  If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.  Interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security and Railroad Retirement benefits includable in gross income. Taxpayers other than corporations are required to include as an item of tax preference for purposes of the federal alternative minimum tax all tax-exempt interest on private activity bonds (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business, other than qualified Section 501(c)(3) bonds) issued after August 7, 1986 less any deductions (not allowable in computing federal income tax) which would have been allowable if such interest were includable in gross income.   Thus, this provision will apply to any exempt-interest dividends from the Fund’s assets attributable to any private activity bonds acquired by the Fund less every deduction attributable to such income. Corporations are required to increase their alternative minimum taxable income by 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds its alternative minimum taxable income (determined without this provision).  In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to a tax on tax-exempt interest.

Although not intended, it is possible that the Fund may realize market discount income, short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize market discount income, short-term or long-term capital gains upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Accrued market discount income and short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of net realized long-term capital gain from sales of assets with a holding period of more than twelve months over net realized short-term capital loss) will be distributed annually to the Fund’s shareholders. The Fund will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than six months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of such net capital gain distribution. Distributions of net capital gain will be reported as a capital gain dividend to the Fund’s shareholders. Capital gains realized by corporations are generally taxed at the same rate as ordinary income.  However, under current law, long-term capital gains are taxable at a maximum rate of 15% to non-corporate shareholders (for taxable years ending on or before December 31, 2012) rather than the regular maximum income tax rate of 35%.  Corresponding maximum rate and holding period rules apply with respect to capital gains realized by a holder on the disposition of shares.

The Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments exclusive of the excess of net long-term capital gain over net short-term capital loss), if any, for each taxable year. These distributions will be taxable to shareholders as ordinary income. The Fund will be subject to federal income tax on any undistributed investment company taxable income. The Fund also intends to distribute at least 90% of its net tax-exempt income for each taxable year.  Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund’s tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Fund does not distribute during the calendar year at least 98% of its ordinary income determined on a calendar year basis and 98.2% of its capital gain net income (generally determined on an October year end), the Fund will be subject to a 4% nondeductible excise tax on the excess of such amounts over the amounts actually distributed.

If a shareholder (other than a corporation) fails to provide the Fund with a current taxpayer identification number, the Fund is generally required to withhold 28% of taxable interest or dividend payments and proceeds from the redemption of shares of the Fund as backup withholding.  Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is supplied.

Dividends and distributions to shareholders will be treated in the same manner for federal and New York income tax purposes whether received in cash or reinvested in additional shares of the Fund.

With respect to the variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund and its shareholders to the same extent as interest on the underlying Municipal Obligations.

The Code provides that interest on indebtedness incurred or continued to purchase or carry tax-exempt bonds is not deductible by most taxpayers.  Therefore, a certain portion of interest on debt incurred or continued to purchase or carry securities may not be deductible during the period an investor holds shares of the Fund.

The U.S. Supreme Court held that there is no constitutional prohibition against the federal government taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control bonds such as the Municipal Obligations and to tax the interest earned on such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in the structure.

The exemption for federal income tax purposes of exempt-interest dividends does not necessarily result in an exemption under the tax laws of any state or local taxing authority.  However, to the extent that dividends are derived from interest on New York Municipal Obligations, the dividends will also be excluded from a New York shareholder’s gross income for New York State and New York City personal income tax purposes.  This exclusion will not result in a corporate shareholder being exempt from tax on such dividends for New York State and New York City franchise tax purposes.  The U.S. Supreme Court has upheld the ability of the states to provide a state tax exemption for interest derived from in-state municipal bonds while subjecting interest derived from municipal bonds issued by other states and their political subdivisions to state tax.  The Court’s decision affirms current market practice and should not impact the state and local income and franchise tax treatment of distributions from the Fund as described herein.

Shareholders are advised to consult with their tax advisors concerning the application of state and local taxes to investments in the Fund, which may differ from the federal income tax consequences described above.

UNDERWRITERS

The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions, although there may be a few imposed on certain wire redemption requests.  The Distributor does not receive an underwriting commission.  In effecting sales of Fund shares under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund’s shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.  The Distribution Agreements with respect to Class A and B shares provides that the Distributor will receive nominal consideration (i.e. $1.00) for providing such distribution related services. Pursuant to the Distribution Agreement for the Advantage Shares, the Distributor receives a fee of 0.45% per annum of the Advantage Shares average daily net assets for providing distribution related services and for making payments to Oppenheimer & Co. Inc. for providing assistance in distributing the Advantage Shares.  For the fiscal year ended April 30, 2011, distribution fees payable to the Distributor from the Fund pursuant to the Advantage Distribution Agreement were in the amount of $429,446, all of which were waived.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the “Act”), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies.  The Act grants banks authority to conduct certain authorized activity through financial subsidiaries.  In the opinion of the Manager, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above.  The Fund’s Board of Directors will consider appropriate modifications to the Fund’s operations, including discontinuance of any payments then being made under the Plans to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.  It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund’s net asset value.  In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

FINANCIAL STATEMENTS

The audited financial statements for the Fund for the fiscal year ended April 30, 2011, and the report therein of PricewaterhouseCoopers, LLP, are herein incorporated by reference to the Fund’s Annual Report.  The Annual Report is available upon request and without charge by calling toll free at (800) 433-1918.

DESCRIPTION OF RATINGS*

Description of Moody’s Investors Service, Inc.’s Two Highest Municipal Bond Ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Description of Moody’s Investors Service, Inc.’s Two Highest Ratings of State and Municipal

Notes and Other Short-Term Loans:

Moody’s ratings for state and municipal notes and other short-term loans will be designated Moody’s Investment Grade (“MIG”).  This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1: This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad based access to the market for refinancing.

MIG-2: This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

Description of Standard & Poor’s Rating Services Two Highest Debt Ratings:

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Description of Standard & Poor’s Rating Services Two Highest Commercial Paper Ratings:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1:  An obligor rated A-1 has a strong capacity to meet its financial commitments. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

___________________________________

*  As described by the rating agencies.

INDIVIDUAL TAXABLE EQUIVALENT YIELD TABLE

(Based on Tax Rates Effective Until December 31, 2011)

	1. If your taxable income bracket is…
Single Return	11,001 - 13,000	13,001 - 20,000	20,001 - 25,000	25,001 - 34,500	34,501 - 50,000	50,001 - 83,600	83,601 - 174,400	174,400 - 200,000	200,001 - 379,150	379,151 - 500,000	500,001 and over
Joint Return	22,001 - 26,000	26,001 - 40,000	40,001 - 45,000	45,001 - 69,000	69,001 - 90,000	90,001 - 139,350	139,351 - 212,300	212,301 - 300,000	300,001 - 379,150	379,151 - 500,000	500,001 and over
	2. Then your combined income tax bracket is…
Federal Tax Rate	15.00%	15.00%	15.00%	15.00%	25.00%	25.00%	28.00%	33.00%	33.00%	35.00%	35.00%
NY State Tax Rate	5.25%	5.90%	6.85%	6.85%	6.85%	6.85%	6.85%	6.85%	7.85%	7.85%	8.97%
NY City Tax Rate	3.53%	3.53%	3.53%	3.59%	3.59%	3.85%	3.65%	3.65%	3.65%	3.65%	3.88%
Combined Marginal Tax Rate	22.46%	23.02%	23.82%	23.87%	32.83%	32.88%	35.56%	40.04%	40.71%	42.48%	43.35%
	3. Now compare your tax free income yields with taxable income yields
Tax Exempt Yield
1.00%	1.29%	1.30%	1.31%	1.31%	1.49%	1.49%	1.55%	1.67%	1.69%	1.74%	1.77%
1.50%	1.93%	1.95%	1.97%	1.97%	2.23%	2.23%	2.33%	2.50%	2.53%	2.61%	2.65%
2.00%	2.58%	2.60%	2.63%	2.63%	2.98%	2.98%	3.10%	3.34%	3.37%	3.48%	3.53%
2.50%	3.22%	3.25%	3.28%	3.28%	3.72%	3.72%	3.88%	4.17%	4.22%	4.35%	4.41%
3.00%	3.87%	3.90%	3.94%	3.94%	4.47%	4.47%	4.66%	5.00%	5.06%	5.22%	5.30%
3.50%	4.51%	4.55%	4.59%	4.60%	5.21%	5.21%	5.43%	5.84%	5.90%	6.08%	6.18%
4.00%	5.16%	5.20%	5.25%	5.25%	5.96%	5.96%	6.21%	6.67%	6.75%	6.95%	7.06%
4.50%	5.80%	5.85%	5.91%	5.91%	6.70%	6.70%	6.98%	7.50%	7.59%	7.82%	7.94%
5.00%	6.45%	6.49%	6.56%	6.57%	7.44%	7.45%	7.76%	8.34%	8.43%	8.69%	8.83%
5.50%	7.09%	7.14%	7.22%	7.22%	8.19%	8.19%	8.54%	9.17%	9.28%	9.56%	9.71%
6.00%	7.74%	7.79%	7.88%	7.88%	8.93%	8.94%	9.31%	10.01%	10.12%	10.43%	10.59%

To use this chart, find the applicable level of taxable income based on your tax filing status in section one.  Then read down to section two to determine your combined tax bracket and, to section three, to see the equivalent taxable yields for each of the tax free income yields given.

CORPORATE EQUIVALENT YIELD TABLE

(Based on Tax Rates Effective until December 31, 2011)

1. If Your Taxable Income Bracket Is . . .
Corporate Return	$0- 50,000	$50,001- 75,000	$75,001- 100,000	$100,001- 335,000	$335,001- 10,000,000	$10,000,001- 15,000,000	$15,000,001- 18,333,333	$18,333,334 and over
2. Then Your Combined Income Tax Bracket Is . . .
Federal Tax Rate	15.00%	25.00%	34.00%	39.00%	34.00%	35.00%	38.00%	35.00%
State Tax Rate	7.10%	7.10%	7.10%	7.10%	7.10%	7.10%	7.10%	7.10%
City Tax Rate	8.85%	8.85%	8.85%	8.85%	8.85%	8.85%	8.85%	8.85%
Combined Marginal Tax Rate	28.56%	36.96%	44.53%	48.73%	44.53%	45.37%	47.89%	45.37%
3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
Tax Exempt Yield	Equivalent Taxable Investment Yield Required to Match Tax Exempt Yield
1.00%	1.40%	1.59%	1.80%	1.95%	1.80%	1.83%	1.92%	1.83%
1.50%	2.10%	2.38%	2.70%	2.93%	2.70%	2.75%	2.88%	2.75%
2.00%	2.80%	3.17%	3.61%	3.90%	3.61%	3.66%	3.84%	3.66%
2.50%	3.50%	3.97%	4.51%	4.88%	4.51%	4.58%	4.80%	4.58%
3.00%	4.20%	4.76%	5.41%	5.85%	5.41%	5.49%	5.76%	5.49%
3.50%	4.90%	5.55%	6.31%	6.83%	6.31%	6.41%	6.72%	6.41%
4.00%	5.60%	6.35%	7.21%	7.80%	7.21%	7.32%	7.68%	7.32%
4.50%	6.30%	7.14%	8.11%	8.78%	8.11%	8.24%	8.64%	8.24%
5.00%	7.00%	7.93%	9.01%	9.75%	9.01%	9.15%	9.59%	9.15%
5.50%	7.70%	8.72%	9.91%	10.73%	9.91%	10.07%	10.55%	10.07%
6.00%	8.40%	9.52%	10.82%	11.70%	10.82%	10.98%	11.51%	10.98%

To use this chart, find the applicable level of taxable income based on your tax filing status in section one.  Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.

PART C
OTHER INFORMATION

Item 23.                      Exhibits.

(a)
Articles of Amendment and Restatement, as amended, of the Registrant filed with Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A on August 28, 1998, and incorporated herein by reference.

(a.1)	Articles Supplementary of the Registrant filed with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A on September 24, 2002, and incorporated herein by reference.

(a.2)	Articles of Amendment of the Registrant filed with Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A on August 28, 2003, and incorporated herein by reference.

(a.3)
Articles of Amendment of the Registrant filed with the Maryland State Department of Assessments and Taxation on May 3, 2004 filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on August 27, 2004, and incorporated herein by reference.

(b)	Amended and Restated By-Laws of the Registrant filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A on August 28, 2001, and incorporated herein by reference.

(c)
Form of certificate for shares of Common Stock, par value $.001 per share, of the Registrant filed with Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A on August 27, 1999, and incorporated herein by reference.

(d)
Investment Management Contract dated October 30, 2000, between the Registrant and Reich & Tang Asset Management, LLC. (formerly known as Reich & Tang Asset Management L.P.) filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A on August 28, 2001, and incorporated herein by reference.

(e)
Distribution Agreement dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A on August 28, 2001, and incorporated herein by reference.

(e.1)
Distribution Agreement dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. with respect to the Victory Class of Shares filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A on August 28, 2001, and incorporated herein by reference.

(e.2)
Distribution Agreement dated September 3, 2002, between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares and before that the CIBC Shares) filed with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A on September 24, 2002, and incorporated herein by reference.

(e.3)
Amendment dated May 27, 2003, to the Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares and before that the CIBC Shares) filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on August 27, 2004, and incorporated herein by reference.

(e.4)
Amendment dated April 29, 2004, to the Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares and before that the CIBC Shares) filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on August 27, 2004, and incorporated herein by reference.

(f)	Not applicable.

(g)
Custody Agreement between the Registrant and The Bank of New York Mellon filed with Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A on August 28, 2006, and incorporated herein by reference.

(g.1)	Amendment to the Custody Agreement dated September 16, 2010, between the Registrant and The Bank of New York Mellon.

(g.2)	Amendment to Schedule I of the Custody agreement dated June 30, 2011, between the Registrant and The Bank of New York Mellon.

(g.3)	Amendment to Schedule II of the Custody Agreement dated June 30, 2011, between the Registrant and the Bank of New York Mellon.

C-1

(h)
Transfer Agency Agreement and Addendum to Transfer Agency Agreement between the Registrant and Reich & Tang Services Inc. filed with Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A on August 28, 2003, and incorporated herein by reference.

(h.1)
Administrative Services Contract dated October 30, 2000, between Registrant and Reich & Tang Asset Management LLC (formerly known as Reich & Tang Asset Management L.P.) filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A on August 28, 2001, and incorporated herein by reference.

(h.2)
Fund Accounting Agreement between the Registrant and The Bank of New York Mellon filed with Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A on August 25, 2005, and incorporated herein by reference.

(h.3)
Cash Management Agreement and Related Services Agreement between the Registrant and the Bank of New York Mellon filed with Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A on August 25, 2005, and incorporated herein by reference.

(h.4)
Amendment to the Cash Management Agreement dated January 12, 2009, between the Registrant and the Bank of New York Mellon (filed with Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A on August 28, 2009, and incorporated herein by reference).

(h.5)
Amendment to the Fund Accounting Agreement dated January 12, 2009, between the Registrant and the Bank of New York Mellon (filed with Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A on August 28, 2009, and incorporated herein by reference).

(i)
Opinion of Battle Fowler LLP as to the legality of the securities being registered filed with Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A on August 28, 1998, and incorporated herein by reference.

(i.1)	Consent of Paul Hastings LLP to use of their name in the Registration Statement.

(j)	Consent of Independent Registered Public Accounting Firm.

(k)	Audited Financial Statements, for fiscal year ended April 30, 2011 filed with the Annual Report on Form N-CSR on July 5, 2011, and incorporated by reference herein.

(l)
Written assurance of Empire Group, Inc. that its purchase of shares of the registrant was for investment purposes without any present intention of redeeming or reselling filed with Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A on August 28, 1998, and incorporated herein by reference.

(m)
Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 filed with Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A on August 28, 2003, and incorporated herein by reference.

(m.1)
Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the Victory Class of Shares filed with Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A on August 28, 2003, and incorporated herein by reference.

(m.2)
Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares and before that the CIBC Shares) filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on August 27, 2004, and incorporated herein by reference.

(m.3)
Shareholder Servicing Agreement dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A on August 28, 2001, and incorporated herein by reference.

(m.4)
Shareholder Servicing Agreement dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. with respect to the Victory Class of Shares filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A on August 28, 2001, and incorporated herein by reference.

(m.5)
Shareholder Servicing Agreement dated September 3, 2002, between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares and before that the CIBC Shares) filed with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A on September 24, 2002 and incorporated herein by reference.

(m.6)
Amendment dated May 27, 2003, to the Shareholder Servicing Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares and before that the CIBC Shares) filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on August 27, 2004, and incorporated herein by reference.

C-2

(m.7)
Amendment dated April 29, 2004, to the Shareholder Servicing Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares and before that the CIBC Shares) filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on August 27, 2004, and incorporated herein by reference.

(m.8)	Distribution Agreement dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed herein as Exhibit (e).

(m.9)	Distribution Agreement dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. with respect to the Victory Class of Shares, filed herein as Exhibit (e.1).

(m.10)
Distribution Agreement dated September 3, 2003, between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class Shares (formerly known as the Liquidity Class Shares and before that the CIBC Shares), and filed herein as Exhibit (e.2).

(m.11)
Amendment dated May 27, 2003, to the Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares and before that the CIBC Shares), and filed herein as Exhibit (e.3).

(m.12)
Amendment dated April 29, 2004, to the Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares and before that the CIBC Shares), and filed herein as  Exhibit (e.4).

(n)	Amendment No. 3 to Rule 18f-3 Multi-Class Plan filed with Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A on August 28, 2002, and incorporated herein by reference.

(o)	Reserved.

(p)	There are no Codes of Ethics applicable to the Registrant since the Registrant is a money market fund.

(q)	Powers of Attorney of Directors of Registrant (filed with Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A on August 28, 2009, and incorporated herein by reference).

Item 24.                      Persons Controlled by or under Common Control with the Fund.

The following open-end management investment companies may be considered to be under common control with the Registrant: California Daily Tax Free Income Fund, Inc., Daily Income Fund. and Tax Exempt Proceeds Fund, Inc.

Item 25.                      Indemnification.

Registrant incorporates herein by reference the response to Item 25 in Post Effective Amendment No. 30 to the Registration Statement filed with the Commission on September 24, 2002.

Item 26.                      Business and Other Connections of Investment Adviser.

The description of Reich & Tang Asset Management, LLC  (“RTAM”) under the caption "Management, Organization and Capital Structure" in the Prospectus and "Investment Advisory and Other Services" and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement are incorporated herein by reference.

RTAM is a limited liability company that is a wholly-owned subsidiary of Natixis Global Asset Management, L.P. ("Natixis Global AM"). Natixis Global AM is the managing member and direct owner of RTAM.

Christopher Brancazio is Senior Vice President, Chief Compliance Officer, AML Officer and Secretary of RTAM.  Mr. Brancazio has been associated with RTAM since September 2007.  Mr. Brancazio is also Chief Compliance Officer and AML Officer of four funds in the Reich & Tang Fund Complex.  These funds are all located at 1411 Broadway, 28th Floor, New York, NY  10018.  Mr. Brancazio also serves as Senior Vice President, Chief Compliance Officer, AML Officer and Secretary of Reich & Tang Deposit Solutions, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc., Stable Custody Group LLC and Stable Custody Group II LLC. From February 2007 to August 2007, Mr. Brancazio was a Compliance Officer at Bank of New York Asset Management.  From March 2002 to February 2007. Mr. Brancazio served as Vice President, Chief Compliance Officer, and AML Officer of Trainer Wortham & Co. Inc., and the Trainer Wortham Mutual Funds.

Esther Cheung is Head of Fund Accounting for Reich & Tang Asset Management, LLC “RTAM”.  Ms. Cheung has been associated with RTAM since June of 2010.  Ms. Cheung is also Vice President of four funds in the Reich & Tang Fund Complex.  These funds are all located at 1411 Broadway, 28th Floor, New York, NY  10018.  From February 2004 to May 2010, Ms. Cheung was an audit manager at KPMG, LLP.

Richard De Sanctis is Executive Vice President and Chief Operating Officer of RTAM.  Mr. De Sanctis has been associated with RTAM and its predecessors since December 1990.  Mr. De Sanctis is also Vice President of four funds in the Reich and Tang Fund Complex.  These funds are all located at 1411 Broadway, 28th Floor, New York, NY  10018.  Mr. De Sanctis also serves as Executive Vice President, Chief Operating Officer and Member of Reich & Tang Deposit Solutions, LLC, Stable Custody Group LLC and Stable Custody Group II LLC, and Director, Executive Vice President and Chief Operating Officer of Reich & Tang Distributors, Inc., and Reich & Tang Services, Inc.

John Drahzal is an Executive Vice President of RTAM.  Mr. Drahzal has been associated with RTAM since January 2011. Mr. Drahzal also serves as President of Reich & Tang Deposit Solutions, LLC and Chief Executive Officer and President of Reich & Tang Distributors, Inc.  Prior to 2011, Mr. Drahzal served as the Managing Director of Double Rock Corporation and President of Intrasweep LLC and LIDs Capital LLC, wholly owned subsidiaries of Double Rock.

Steven W. Duff is Executive Vice President, Chief Investment Officer and Manager of RTAM.  Mr. Duff has been associated with RTAM and its predecessors since August 1994.  Mr. Duff is also a Director/Trustee of three funds in the Reich & Tang Fund Complex.  These funds are all located at 1411 Broadway, 28th Floor, New York, NY  10018.  Mr. Duff also serves as a Director of Reich & Tang Distributors, Inc. Prior to December 2007 Mr. Duff was President of the Fund and President of nine funds in the Reich & Tang Fund Complex, Principal Executive Officer of Delafield Fund, Inc., and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.

Barbara Francis is a Senior Vice President of RTAM.  Ms. Francis has been associated with RTAM and its predecessors since January 1997.  Ms. Francis is also a Senior Vice President of Reich & Tang Deposit Solutions, LLC and Reich & Tang Services, Inc.

Christopher Gill is a Senior Vice President and Assistant Secretary of RTAM.  Mr. Gill has been associated with RTAM and its predecessors since February 1994.   Mr. Gill is Vice President of four funds in the Reich & Tang Fund Complex.  These funds are all located at 1411 Broadway, 28th Floor, New York, NY 10018. Mr. Gill also serves as a Senior Vice President and Member of Reich & Tang Deposit Solutions, LLC, Senior Vice President and Director of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

Thomas Hernly is a Vice President of RTAM.  Mr. Hernly has been associated with RTAM and its predecessors since March 1996.  Mr. Hernly is also a Vice President of Reich & Tang Deposit Solutions, LLC, Reich & Tang Services, Inc., Stable Custody Group LLC and Stable Custody Group II LLC. Joseph Jerkovich is a Senior Vice President and Chief Financial Officer of RTAM and Reich & Tang Services, Inc. Mr. Jerkovich has been associated with RTAM since September 2004.  Mr. Jerkovich is also Treasurer and Assistant Secretary of four funds in the Reich & Tang Fund Complex.   These funds are all located at 1411 Broadway, 28th Floor, New York, NY  10018.  Mr. Jerkovich is also a Senior Vice President, Chief Financial Officer and Member of Reich & Tang Deposit Solutions, LLC, Senior Vice President, Chief Financial Officer and Director of Reich & Tang Services, Inc., a Senior Vice President, Treasurer, Chief Financial Officer and Member of Stable Custody Group LLC and Stable Custody Group II LLC.

Michael P. Lydon is President, Chief Executive Officer and Manager of RTAM.  Mr. Lydon has been associated with RTAM since January 2005.  Mr. Lydon is also President and Director/Trustee of two funds in the Reich & Tang Fund Complex, President of New York Daily Tax Free Income Fund, Inc., and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.  These funds are all located at 1411 Broadway, 28th Floor, New York, NY  10018.  Mr. Lydon also serves as Chief Executive Officer and Member of Reich & Tang Deposit Solutions, LLC,  Executive Vice President and Director of Reich & Tang Distributors Inc., President, Chief Executive Officer and Director for Reich & Tang Services, Inc., Chief Executive Officer and Member for Stable Custody Group LLC and Stable Custody Group II LLC Prior to 2007, Mr. Lydon was Vice President of twelve funds in the Reich & Tang Fund Complex.

Christine Manna is a Vice President and Assistant Secretary of RTAM.  Ms. Manna has been associated with RTAM since June 1995.  Ms. Manna is also Secretary of four funds in the Reich & Tang Fund Complex.  These funds are all located at 1411 Broadway, 28th Floor, New York, NY  10018.  Ms. Manna is also a Vice President and Assistant Secretary of Reich & Tang Deposit Solutions, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc., Stable Custody Group LLC and Stable Custody Group II LLC.

Andrew Mintz is a Senior Vice President of RTAM.  Mr. Mintz has been associated with RTAM and its predecessors since March 1991.  Mr. Mintz is also a Senior Vice President of Reich & Tang Deposit Solutions, LLC, Reich & Tang Services, Inc., Stable Custody Group LLC and Stable Custody Group II LLC.

Thomas Nelson is a Senior Vice President of RTAM.  Mr. Nelson has been associated with RTAM since June 2010.  Mr. Nelson also serves as Senior Vice President of Reich & Tang Deposit Solutions, LLC and Reich & Tang Distributors, Inc.  From December 2008 until June 2010, Mr. Nelson served as the Director of Institutional Sales at Institutional Deposits Corporation, and from January 2006 until October 2007, Mr. Nelson served as a Senior Vice President at ICAP Capital Markets.

Marty O’Connor is a Vice President of RTAM.  Mr. O’Connor has been associated with RTAM and its predecessors since March 1992.  Mr. O’Connor is also a Vice President of Reich & Tang Deposit Solutions, LLC, Reich & Tang Services, Inc., Stable Custody Group LLC and Stable Custody Group II LLC.

Jeffrey D. Plunkett is a Manager of RTAM LLC.  Mr. Plunkett also Executive Vice President and Group General Counsel of Natixis Global Asset Management and has been associated with Natixis Global Asset Management since 1996.

Richard Preuss is a Vice President of RTAM.  Mr. Preuss has been associated with RTAM and its predecessors since July 1986.  Mr. Preuss is also a Vice President of Reich & Tang Deposit Solutions, LLC, Reich & Tang Services, Inc., Stable Custody Group LLC and Stable Custody Group II LLC.

Robert Rickard is Senior Vice President of RTAM.  Mr. Rickard has been associated with RTAM since December 1991. Mr. Rickard is also Vice President of four funds in the Reich & Tang Fund Complex.  These funds are all located at 1411 Broadway, 28th Floor, New York, NY  10018.  Mr. Rickard is also Senior Vice President of Reich & Tang Distributors, Inc.

Duncan Wilkinson is a Manager of RTAM.  Mr. Wilkinson is also Senior Vice President and Deputy Global Chief Financial Officer of Natixis Global Asset Management, and has been associated with Natixis Global Asset Management since 2000.

Item 27.                      Principal Underwriters.

(a)           Reich & Tang Distributors, Inc. is also distributor for California Daily Tax Free Income Fund, Inc., Daily Income Fund and Tax Exempt Proceeds Fund, Inc.

(b)           The following are the directors and officers of Reich & Tang Distributors, Inc.  For all persons listed below, the principal business address is 1411 Broadway, 28th Floor,
        New York, NY 10018.

Name	Positions and Offices with the Distributor	Positions and Offices with the Registrant
Christopher Brancazio	Chief Compliance Officer, AML Officer, Senior Vice President	Chief Compliance Officer & AML Officer
Richard De Sanctis	Director, Executive Vice President and Chief Operating Officer	Vice President
John Drahzal	President and Chief Executive Officer	None
Steven W. Duff	Director	Director
Christopher Gill	Senior Vice President	Vice President
Joseph Jerkovich	Senior Vice President and Chief Financial Officer	Vice President
Michael Lydon	Director and Executive Vice President	President
Christine Manna	Vice President and Assistant Secretary	Secretary
Thomas Nelson	Senior Vice President	None
Robert Rickard	Senior Vice President	Vice President
Alex Shuster	Vice President	Vice President
Christine Stridiron	Vice President	None

(c)           Not applicable.

Item 28.                      Location of Accounts and Records.

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of the Registrant at Reich & Tang Asset Management, LLC, 1411 Broadway, 28th Floor, New York, NY  10018, the Registrant's manager, and at The Bank of New York Mellon, 2 Hanson Place – 7th floor, Brooklyn, NY 11217, the Registrant's custodian and at Reich & Tang Services, Inc., 1411 Broadway, 28th Floor, New York, NY 10018, the Registrant’s transfer agent and dividend disbursing agent.

Item 29.                      Management Services.

Not applicable

Item 30.                      Undertakings.

Not applicable.

C-6

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 18th day of August, 2011.
NEW YORK DAILY TAX FREE INCOME FUND, INC.

By: /s/ Michael P. Lydon
Michael P. Lydon
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated and on August 18, 2011.

	SIGNATURE	CAPACITY	DATE

(1)	Principal Executive Officer
By:	/s/ Michael P. Lydon
	Michael P. Lydon	President	August 18, 2011

(2)	Principal Financial and Accounting Officer
By:	/s/ Esther Cheung
	Esther Cheung	Treasurer and Assistant Secretary	August 18, 2011

(3)	Board of Directors
By:	/s/ Steven W. Duff
	Steven W. Duff	Director	August 18, 2011

	Edward A. Kuczmarski	Director *
	Caroline E. Newell	Director *
	John P. Steines	Director *

By:	/s/ Christine Manna
	Christine Manna		August 18, 2011
* Attorney-in-Fact

* See Exhibit (q) herein for Powers of Attorney.

EXHIBIT INDEX

(g.1)	Amendment to the Custody Agreement dated September 16, 2010, between the Registrant and The Bank of New York Mellon.

(g.2)	Amendment to Schedule I of the Custody agreement dated June 30, 2011, between the Registrant and The Bank of New York Mellon.

(g.3)	Amendment to Schedule II of the Custody Agreement dated June 30, 2011, between the Registrant and the Bank of New York Mellon.

(i.1)	Consent of Paul Hastings LLP to use of their name in the Registration Statement.

(j)	Consent of Independent Registered Public Accounting Firm.